SCHEDULE 14A
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO.     )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material under Rule 14a-12

[ ]  Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)
(2))

                         HOUSTON AMERICAN ENERGY CORP.
--------------------------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

--------------------------------------------------------------------------------
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3)  Proposed maximum aggregate value of transaction:

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(4)  Total fee paid:

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[ ]  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount Previously Paid:

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(2)  Form, Schedule or Registration Statement No.:

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(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)  Filing Party:

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(5)  Date Filed:

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
                         HOUSTON AMERICAN ENERGY CORP.
                           801 TRAVIS ST., SUITE 1425
                              HOUSTON, TEXAS 77002

                                                                  April 28, 2008

Dear Stockholder:

     We cordially invite you to attend our 2008 annual meeting of stockholders, which will be held at 10:00 a.m. on Monday, June 2, 2008 at the Houston Club, which is located at 811 Rusk Avenue, Houston, Texas 77002.

     At this year's annual meeting, the agenda will include the election of 2 Class C directors, the adoption of the 2008 Equity Incentive Plan, the approval of certain restricted stock grants, the ratification of the selection of our independent registered public accounting firm for fiscal 2008 and the transaction of such other business as may properly come before the meeting or any adjournment thereof. Please refer to the enclosed proxy statement for detailed information on the proposal and other important information about Houston American Energy.

     We hope you will be able to attend the annual meeting, but we know that not every stockholder will be able to do so. Whether or not you plan to attend, please complete, sign and return your proxy, or vote by telephone or via the Internet according to the instructions on the proxy card, so that your shares will be voted at the annual meeting.

                                        Sincerely,


                                        JOHN TERWILLIGER
                                        Chairman of the Board

                         HOUSTON AMERICAN ENERGY CORP.
                           801 TRAVIS ST., SUITE 1425
                              HOUSTON, TEXAS 77002

                                ---------------

                 NOTICE OF 2008 ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 2, 2008

                                ---------------

Dear Stockholder:

     The annual meeting of stockholders of Houston American Energy Corp. will be held at 10:00 a.m. on Monday, June 2, 2008, at the Houston Club located at 811 Rusk Avenue, Houston, Texas 77002. The purpose of the annual meeting is to:

          1. Elect two Class C directors to hold office for the next three years.

          2. Consider and vote on adoption of the Houston American Energy Corp. 2008 Equity Incentive Plan.

          3. Consider and vote on certain restricted stock grants to members of management.

          4. Ratify the selection of Malone & Bailey, PC as our independent registered public accounting firm for the 2008 fiscal year.

          5. Transact such other business as may properly come before the meeting or any adjournments thereof.

     Only stockholders of record at the close of business on April 25, 2008 will be entitled to vote at the annual meeting and any and all adjourned sessions thereof. Our stock transfer books will remain open.

     To ensure that your vote is recorded promptly, please vote as soon as possible. If you are a stockholder of record, please complete, sign and mail the proxy card in the enclosed postage-paid envelope. If your shares are held in "street name", that is held for your account by a broker or other nominee, you will receive instructions from the holder of record that you must follow for your shares to be voted.

                                        By Order of the Board of Directors,


                                        JOHN TERWILLIGER
                                        Chairman

Houston, Texas
April 28, 2008

                         HOUSTON AMERICAN ENERGY CORP.
                           801 TRAVIS ST., SUITE 1425
                              HOUSTON, TEXAS 77002

                                ---------------

                                PROXY STATEMENT

                                ---------------

     Our board of directors is soliciting your proxy for the annual meeting of stockholders to be held at the Houston Club located at 811 Rusk Avenue, Houston, Texas 77002, on Monday, June 2, 2008 at 10:00 a.m. and at any and all adjourned sessions of the annual meeting.

     We are mailing our annual report for the fiscal year ended December 31, 2007, to our stockholders with this notice and proxy statement (including the form of proxy) on or about April 30, 2008.

RECORD DATE AND QUORUM REQUIREMENTS

     Only stockholders of record at the close of business on April 25, 2008 will be entitled to vote at the annual meeting. The majority of the shares of common stock issued and outstanding and entitled to vote on the record date must be present in person or by proxy to have a quorum for the transaction of business at the annual meeting. Shares of common stock present in person or represented by proxy (including shares which abstain, withhold the vote or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum exists for a matter presented at the annual meeting. At the close of business on April 25, 2008, we had 27,920,172 shares of common stock issued and outstanding. Each share of common stock is entitled to one vote.

VOTING YOUR SHARES AND VOTES REQUIRED

     Your vote is very important. If you do not vote your shares, you will not have an impact with respect to the issues to be voted on at this annual meeting. In addition, banks and brokers cannot vote on their clients' behalf on "non-routine" proposals.

     In order to be elected as directors, each of the nominees for director must receive a plurality of the votes cast at the annual meeting. Approval of the 2008 Equity Incentive Plan, grants of restricted stock to selected officers and ratification of the selection of Malone & Bailey, PC as our independent registered public accounting firm for the 2008 fiscal year will require the affirmative vote of a majority of the shares of common stock present or represented by proxy at the annual meeting.

     Shares that abstain from voting on a particular proposal, and shares held in "street name" by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares on a particular proposal, will not be counted as votes "in favor" of such proposal, and will also not be counted as votes cast or shares voting on that proposal. Accordingly, abstentions and "broker non-votes" will have no effect on the voting on a proposal that requires the affirmative vote of a certain percentage of the votes cast or shares voting on a proposal. However, abstentions are considered to be present or represented in determining whether a quorum exists on a given matter.

SUBMITTING YOUR PROXY

     If you complete and submit your proxy, the persons named as proxies will vote the shares represented by your proxy in accordance with your instructions. If you submit a proxy card but do not fill out the voting instructions on the proxy card, the persons named as proxies will vote the shares represented by your proxy as follows:

     -    FOR the election of the director nominees;

     - FOR the adoption of the Houston American Energy Corp. 2008 Equity Incentive Plan;

     -    FOR the approval of restricted stock grants to certain officers; and

     - FOR the ratification of the selection of Malone & Bailey, PC as our registered public accounting firm.

     To ensure that your vote is recorded promptly, please vote as soon as possible. To vote by proxy, please complete, sign and mail the proxy card in the enclosed postage-paid envelope.

     Stockholders that attend the annual meeting and wish to vote in person will be given a ballot at the meeting. If your shares are held in "street name" and you want to attend the annual meeting, you must bring an account statement or letter from the brokerage firm or bank holding your shares showing that you were the beneficial owner of the shares on the record date. If you want to vote shares that are held in "street name" or are otherwise not registered in your name, you will need to obtain a "legal proxy" from the holder of record and present it at the annual meeting.

REVOKING OR CHANGING YOUR PROXY

     You may revoke or change your proxy at any time before it is voted. For a stockholder "of record", meaning one whose shares are registered in his or her own name, to revoke or change a proxy, the stockholder may follow one of the procedures listed below.

     -    submit another properly signed proxy, which bears a later date;

     -    deliver a written revocation to our corporate secretary; or

     - attend the annual meeting or any adjourned session thereof and vote in person.

     If you are a beneficial owner of our common stock, and not the stockholder of record (for example your common stock is registered in "street name" with a brokerage firm), you must follow the procedures required by the holder of record, which is usually a brokerage firm or bank, to revoke or change a proxy. You should contact the stockholder of record directly for more information on these procedures.

OTHER INFORMATION

     We will bear the expense of soliciting proxies. Our officers and certain other employees, without additional remuneration, may solicit proxies personally or by telephone, e-mail or other means.

     Our Annual Report on Form 10-K for the year ended December 31, 2007, which is not part of the proxy soliciting materials, is included with this Proxy Statement.

     SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The table below shows the number of our shares of common stock beneficially owned as of April 1, 2008 by:

     - each person or group known by us to beneficially own more than 5% of our outstanding common stock;

     -    each director and nominee for director;

     - each executive officer named in the Summary Compensation Table under the heading "Executive Compensation" below; and

     - all of our current directors and executive officers of the company as a group.

     The number of shares beneficially owned by each 5% holder, director or executive officer is determined by the rules of the SEC, and the information does not necessarily indicate beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares over which the person or entity has sole or shared voting power or investment power and also any shares that the person or entity can acquire within 60 days of April 1, 2008 through the exercise of any stock option or other right. For purposes of computing the percentage of outstanding shares of common stock held by each person or entity, any shares that the person or entity has the right to acquire within 60 days after April 1, 2008 are deemed to be outstanding with respect to such person or entity but are not deemed to be outstanding for the purpose of computing the percentage of ownership of any other person or entity. Unless otherwise indicated, each person or entity has sole investment and voting power (or shares such power with his or her spouse) over the shares set forth in the following table. The inclusion in the table below of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares. As of April 1, 2008, there were 27,920,172 shares of common stock issued and outstanding.

                                                                         SHARES OF             PERCENTAGE OF
                                                                        COMMON STOCK            COMMON STOCK
Name and Address of Beneficial Owner                                 BENEFICIALLY OWNED         OUTSTANDING
-------------------------------------------------------------------  ------------------        --------------
John Terwilliger (1)*                                                         8,574,486   (2)           30.7%
O. Lee Tawes (3)*                                                             3,397,044   (4)           12.2%
Northeast Securities, Inc. (3)                                                2,522,700   (5)            9.0%
Edwin Broun III*                                                              1,035,000   (6)            3.7%
Jay Jacobs                                                                      133,333   (7)              +
Stephen Hartzell*                                                                86,000   (8)              +
John Boylan*                                                                     20,000   (9)              +
All current directors and executive officers as a group (6 persons)          13,245,863  (10)           47.0%

-------
*     Director of our company
+ Less than 1% of the shares of total common stock outstanding as of April 1, 2008.
(1) Address is care of Houston American Energy Corporation, 801 Travis St., Suite 1425, Houston, Texas 77002.
(2) Excludes 41,700 shares underlying a restricted stock grant to John Terwilliger approved by the board of directors on July 2, 2007 subject to approval of the grant by the shareholders on or before July 2, 2008 and continued employment through July 2, 2008.
(3) Address is care of Northeast Securities, Inc., 100 Wall Street, New York, New York 10005.
(4) Includes 119,314 shares owned by Mr. Tawes' spouse and 30,000 stock options that may be exercised within 60 days of April 1, 2008. 3,117,010 of the shares held by Mr. Tawes are pledged as security.
(5) Based upon information regarding Houston American Energy Corporation holdings reported on a Schedule 13G filed with the SEC on January 26, 2007. Northeast Securities, Inc. reports that it has the shared power to dispose of or to direct the disposition of, and limited power to vote, all 2,522,700 shares reported as beneficially owned by it. Shares indicated as beneficially owned include shares held by, or for the benefit of, certain officers, directors and employees and unrelated clients of Northeast Securities, Inc.
(6) Includes 5,000 shares owned by Mr. Broun's spouse and 30,000 stock options that may be exercised within 60 days of April 1, 2008.
(7) Includes 133,333 stock options that may be exercised within 60 days of April 1, 2008. Excludes 13,900 shares underlying a restricted stock grant to Jay Jacobs approved by the board of directors on July 2, 2007 subject to approval of the grant by the shareholders on or before July 2, 2008 and continued employment through July 2, 2008.
(8) Includes 30,000 stock options that may be exercised within 60 days of April 1, 2008.
(9) Includes 20,000 stock options that may be exercised within 60 days of April 1, 2008.
(10) Includes 243,333 stock options that may be exercised within 60 days of April 1, 2008. 3,117,010 of the shares held by directors and executive officers are pledged as security.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

     Our restated articles of organization and amended and restated by-laws, each as amended to date, provide for the classification of our board into three classes, as nearly equal in number as possible. The Class A, Class B and Class C directors are currently serving until the annual meeting of stockholders that will be held in 2010, 2009 and 2008, respectively, and until their respective successors are elected and qualified. At each annual meeting of stockholders, directors are elected for a full term of three years to succeed those whose terms are expiring.

     Our board has fixed the number of directors at five. There are currently two Class A directors, one Class B director and two Class C directors.

     Unless otherwise instructed, the persons named as proxies will vote all proxies received FOR the election of the persons named as nominees below as a Class C directors for a term of three years, until the annual meeting of stockholders to be held in 2011 and until their successors are elected and qualified.

     The nominees listed below are currently serving as directors and have indicated that they are willing to continue to serve, if elected. The independent directors of the board nominated each of the candidates for election. If any of the nominees should become unavailable, the persons named as proxies will vote all proxies received for a substitute nominee designated by the board, unless instructions are given to the contrary. The board has no reason to believe that any of the nominees will become unavailable.

     In the section below, we provide the names and biographical information about the Class C nominees and each other member of the board.

     There are no family relationships among any of our directors, nominees for director and executive officers.

NOMINEES FOR ELECTION AS CLASS C DIRECTORS
CONTINUING IN OFFICE UNTIL 2011
O. Lee Tawes III                            Mr. Tawes is Executive Vice President and Head of Investment
Age: 60                                     Banking, and a Director at Northeast Securities Inc.  Prior to
Director Since: 2005                        joining Northeast Securities, Mr. Tawes held management and research analyst positions with C.E. Unterberg, Towbin,
                                            Oppenheimer & Co. Inc., CIBC World Markets and Goldman
                                            Sachs & Co. from 1972 to 2001.  Mr. Tawes has served as a
                                            Director of Baywood International, Inc. since 2001.  Mr. Tawes is a graduate of Princeton University and received his MBA from
                                            Darden School at the University of Virginia.

John Terwilliger
Age: 60                                     Mr. Terwilliger has served as our Chairman, Chief Executive
Director Since: 2001                        Officer, President and a director since our inception in April 2001.

CLASS A DIRECTORS
CONTINUING IN OFFICE UNTIL 2010

Edwin Broun III                             Mr. Broun is the owner/operator of Broun Energy, LLC, an oil and
Age: 55                                     gas exploration and production company. He co-founded, and,
Director Since: 2005                        from 1994 to 2003, was Vice President and Managing Partner of
                                            Sierra Mineral Development, L.C., an oil and gas exploration and production company where he was responsible for reserve and economic evaluation of acquisitions, drill site selection and workover design. From 1992 to 1994 he was a partner and
                                            consultant in Tierra Mineral Develoment, L.C., where he
                                            evaluated, negotiated and structured acquisitions, workovers and divestitures of oil and gas holdings. From 1975 to 1992, Mr.
                                            Broun served in various petroleum engineering and management capacities with Atlantic Richfield Company, Tenneco Oil
                                            Company, ITR Petroleum, Inc. General Atlantic Resources, Inc.
                                            and West Hall Associates, Inc. Mr. Broun received his B.S. in
                                            Petroleum Engineering from the University of Texas and an M.S.
                                            in Engineering Management from the University of Alaska.

Stephen Hartzell                            Mr. Hartzell has over 28 years of experience as a petroleum
Age: 54                                     geologist. Since 2003, Mr. Hartzell has been an owner operator of
Director Since: 2005                        Southern Star Exploration, LLC, an independent oil and gas company. From 1986 to 2003, Mr. Hartzell served as an
                                            independent consulting geologist. From 1978 to 1986, Mr.
                                            Hartzell served as a petroleum geologist, division geologist and senior geologist with Amoco Production Company, Tesoro
                                            Petroleum Corporation, Moore McCormack Energy and American
                                            Hunter Exploration. Mr. Hartzell received his B.S. in Geology from Western Illinois University and an M.S. in Geology from

CLASS B DIRECTOR CONTINUING IN OFFICE UNTIL 2009
John Boylan                                 Mr. Boylan has served as a financial consultant to the oil and gas
Age: 41                                     industry since January 2008.  Mr. Boylan served as a manager of
Director Since: 2006                        Atasca Resources, an independent oil and gas exploration and production company, from 2003 through 2007.  Since 1996, Mr.
                                            Boylan has also served as owner/operator of Boylan Energy
                                            Corporation, an independent oil and gas exploration company.
                                            Mr. Boylan's energy industry experience also includes serving in various executive capacities with Birdwell Partners, an oil field services company, and Prolithic Energy Company, an independent oil and gas exploration company.  Prior to entering the energy business, Mr. Boylan was a senior auditor for KPMG Peat
                                            Marwick, a project management consultant for R.L. Townsend &
                                            Associates and a senior associate project management consultant for Coopers & Lybrand Consulting.  Mr. Boylan holds a BBA
                                            with a major in Accounting from the University of Texas and an
                                            MBA with majors in Finance, Economics and International
                                            Business from New York University.  Mr. Boylan is a Certified
                                            Public Accountant (inactive status).  In December 2007, Mr.
                                            Boylan filed a bankruptcy petition under Chapter 7 of the United
                                            States Bankruptcy Code in Cause No. 07-38742-H3-7 in the
                                            United States District Court for the Southern District of Texas,
                                            Houston Division.  The bankruptcy petition was filed in response to efforts by a creditor to collect obligations of a company of which Mr. Boylan was a prior owner, which obligations were

     OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES TO THE BOARD OF DIRECTORS SET FORTH IN THIS PROPOSAL 1.

     In considering your vote with respect to the election directors pursuant to Proposal 1, you should consider the discussions of "Executive Compensation" and "Corporate Governance" and the other discussions contained in this Proxy Statement.

                                   PROPOSAL 2

    APPROVAL OF THE HOUSTON AMERICAN ENERGY CORP. 2008 EQUITY INCENTIVE PLAN

     In March 2008, our board of directors adopted, subject to stockholder approval, the Houston American Energy Corp. 2008 Equity Incentive Plan (the "2008 Plan"). The 2008 Plan has a share reserve of 2,200,000 shares. As of April 1, 2008, we had outstanding options under existing stock option plans to purchase a total of 339,000 shares and 161,000 shares remained eligible for grant under those plans.

     We believe that appropriate equity incentives are critical to attracting and retaining qualified and motivated personnel. The approval of this proposal will enable us to continue to provide such incentives.

     The board, acting through the compensation committee, has full discretion to determine the number of awards to be granted to participants under the 2008 Plan, subject to an annual limitation on the total number of awards that may be granted to any employee. Prior to the Annual Meeting, we will not grant any awards under the 2008 Plan.

KEY FEATURES OF THE 2008 EQUITY INCENTIVE PLAN:

     - An independent committee of the board of directors administers the plan;

     -    2,200,000 shares are authorized for grant under the plan;

     - Awards may not be granted later than 10 years from the effective date of the plan;

     - Awards may be stock options, stock appreciation rights, restricted stock, restricted stock units, deferred compensation awards and other stock-based awards;

     - Stock options and stock appreciation rights may not be repriced without stockholder approval;

     - Stock options and stock appreciation rights may not be granted below fair market value;

     - Awards other than stock options and stock appreciation rights will be limited to an aggregate maximum of 400,000 shares;

     - Shares tendered in payment of a stock option, shares withheld for taxes and shares repurchased by the Company using stock option proceeds will not be available again for grant; and

     - The 2008 Plan reserve also will be reduced by the full amount of shares granted as stock appreciation rights, regardless of the number of shares upon which payment is made.

SUMMARY OF THE 2008 PLAN

     The following is a summary of the material terms of the 2008 Plan. It is qualified in its entirety by the specific language of the 2008 Plan, which is included as Appendix A to this proxy statement and which is available to any
            ----------
stockholder upon request.

GENERAL

     The 2008 Plan provides for the grant of incentive and nonstatutory stock options as well as stock appreciation rights, restricted stock, restricted stock units and other stock-based awards. Incentive stock options granted under the 2008 Plan are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Nonstatutory stock options granted under the 2008 Plan are not intended to qualify as incentive stock options under the Code.

PURPOSE

     The purpose of the 2008 Plan is to advance the interests of our company and our stockholders by providing an incentive to attract and retain persons eligible to receive awards under the 2008 Plan and by motivating such persons to contribute to the growth and profitability of our company.

ADMINISTRATION

     The 2008 Plan is administered by our board of directors and its designees. The board has the power to construe and interpret the 2008 Plan and, subject to the provisions of the 2008 Plan, to determine the persons to whom and the dates on which awards will be granted, the number of shares to be subject to each award, the time or times during the term of each award within which all or a portion of such award may be exercised, the exercise price, the type of consideration to be paid upon exercise of an award, and other terms of the award. The board of directors is authorized to delegate administration of the 2008 Plan to a committee of outside directors. The board has delegated administration of the 2008 Plan to the compensation committee of the board. As used herein with respect to the 2008 Plan, the "board" refers to the compensation committee, as well as to the board of directors itself.

STOCK SUBJECT TO THE 2008 PLAN

     The share reserve under the 2008 Plan will be equal to 2,200,000 shares. If awards granted under the 2008 Plan expire, are cancelled or otherwise terminate without being exercised, the shares of common stock subject to such expired, cancelled or terminated awards will then be available for grant under the 2008 Plan.

     Shares subject to awards other than stock options and stock appreciation rights will be limited to an aggregate of not more than 400,000 shares. Any shares returned to the reserve as described above will be returned on the same basis as they are charged.

ELIGIBILITY

     Awards other than incentive stock options generally may be granted only to employees, directors and consultants of our company, or certain related entities or designated affiliates. An incentive stock option can only be granted to a person who, on the effective date of grant, is an employee of our company, a parent corporation or a subsidiary corporation. As of April 1, 2008, we had two employees and four non-employee directors eligible to receive grants.

     No incentive stock options may be granted under the 2008 Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of our company, or any of its parent or subsidiary corporations, unless the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant, and the term of the option does not exceed 5 years from the date of grant. The aggregate fair market value, determined at the time of grant, of the shares of common stock with respect to which incentive stock options granted under the 2008 Plan are exercisable for the first time by an optionee during any calendar year (under all such plans of the company and its parent and subsidiary corporations) may not exceed $100,000. In order to permit awards to qualify as "performance based compensation" under Code Section 162(m) no employee may be granted awards under the 2008 Plan in excess of the following in each fiscal year of the company:

     - Stock options and stock appreciation rights: No more than 1,800,000 shares.

     - Restricted stock and restricted stock unit awards: No more than 400,000 shares in the aggregate.

OPTIONS AND STOCK APPRECIATION RIGHTS

     The following is a description of the general terms of options and stock appreciation rights under the 2008 Plan. Individual grants may have terms that differ from those described below.

-- EXERCISE PRICE; PAYMENT

     The exercise price of incentive stock options under the 2008 Plan may not be less than the fair market value of the common stock subject to the option on the date of the option grant, and in some cases (see "Eligibility" above), may not be less than 110% of such fair market value. The exercise price of nonstatutory stock options and stock appreciation rights may not be less than the fair market value of the stock subject to the award on the date of the option grant. On April 1, 2008, the closing price of our common stock as reported on the Nasdaq Stock Market was $4.02 per share. The exercise price of options granted under the 2008 Plan must be paid: (i) in cash, by check or cash equivalent, (ii) by tender to the company, or attestation to the ownership of shares of common stock of the company owned by the optionee having a fair market value not less than the exercise price, (iii) in any other form of legal consideration acceptable to the board, or (iv) any combination of the above.

-- NO REPRICING

     The 2008 Plan does not permit the company to lower the exercise price of options or stock appreciation rights or to exchange options or stock appreciation rights for awards with a lower exercise price without further stockholder approval.

-- EXERCISE

     Options and stock appreciation rights granted under the 2008 Plan may become exercisable ("vest") in cumulative increments as determined by the board provided that the holder's employment by, or service as a director or consultant to the company or certain related entities or designated affiliates ("service") continues from the date of grant until the applicable vesting date. Shares covered by awards granted under the 2008 Plan may be subject to different vesting terms. The board has the power to accelerate the time during which an award may be exercised.

-- TERM

     The maximum term of options and stock appreciation rights under the 2008 Plan is ten years, except that in certain cases (see "Eligibility" above) the maximum term is five years. The 2008 Plan provides for earlier termination of an award due to the holder's cessation of service.

RESTRICTIONS ON TRANSFER

     Incentive stock options granted under the 2008 Plan may not be transferred except by will or by the laws of descent and distribution, and may be exercised during the lifetime of the person to whom the option is granted only by such person. A nonstatutory stock option or stock appreciation right is not transferable in any manner other than (i) by will or by the laws of descent and distribution, (ii) by written designation of a beneficiary taking effect upon the death of the optionee, (iii) by delivering written notice to the company that the optionee will be gifting to certain family members or other specific entities controlled by or for the benefit of such family members, and such other transferees as the board may approve.

RESTRICTED STOCK UNITS

     The board may grant restricted stock units under the 2008 Plan that represent a right to receive shares of our common stock at a future date determined in accordance with the participant's award agreement. No monetary payment is required for receipt of restricted stock units or the shares issued in settlement of the award, the consideration for which is furnished in the form of the participant's services to the company. The board may grant restricted stock unit awards subject to criteria that it may establish, or may make the awards subject to vesting conditions similar to those applicable to restricted stock awards. Unless otherwise provided by the board, a participant will forfeit any restricted stock units which have not vested prior to the participant's termination of service. Participants have no voting rights or rights to receive cash dividends with respect to restricted stock unit awards until shares of common stock are issued in settlement of such awards. However, the board may grant restricted stock units that entitle their holders to receive dividend equivalents, which are rights to receive additional restricted stock units for a number of shares whose value is equal to any cash dividends we pay.

RESTRICTED STOCK AWARDS

     The board may grant restricted stock awards under the 2008 Plan either in the form of a restricted stock purchase right, giving a participant an immediate right to purchase common stock, or in the form of a restricted stock bonus, for which the participant furnishes consideration in the form of services to the company. The board determines the purchase price payable under restricted stock purchase awards, which may be less than the then current fair market value of our common stock. Restricted stock awards may be subject to vesting conditions based on such service or other criteria as the board specifies. Shares acquired pursuant to a restricted stock award may not be transferred by the participant until vested. Unless otherwise provided by the board, a participant will forfeit any shares of restricted stock as to which the restrictions have not lapsed prior to the participant's termination of service. Participants holding restricted stock will generally have the right to vote the shares and to receive any dividends paid, except that dividends or other distributions paid in shares will be subject to the same restrictions as the original award.

DEFERRED COMPENSATION AWARDS

     The 2008 Plan authorizes the board to establish a deferred compensation award program. If and when implemented, participants designated by the board who are officers, directors or members of a select group of highly compensated employees may elect to receive, in lieu of compensation otherwise payable in cash or in lieu of cash or shares of common stock issuable upon the exercise or settlement of stock options or stock appreciation rights, an award of deferred stock units. Each such stock unit represents a right to receive one share of our common stock at a future date determined in accordance with the participant's award agreement. Deferred stock units are fully vested upon grant and will be settled by distribution to the participant of a number of whole shares of common stock equal to the number of stock units subject to the award as soon as practicable following the earlier of the date on which the participant's service terminates or a settlement date elected by the participant at the time of his or her election to receive the deferred stock unit award. Participants are not required to pay any additional consideration in connection with the settlement of deferred stock units. A holder of deferred stock units has no voting rights or other rights as a stockholder until shares of common stock are issued to the participant in settlement of the stock units. However, participants holding deferred stock units will be entitled to receive dividend equivalents with respect to any payment of cash dividends on an equivalent number of shares of common stock. Such dividend equivalents will be credited in the form of additional whole and fractional stock units determined in accordance with a method specified by the board in the participant's award agreement. Prior to settlement, deferred stock units may not be assigned or transferred other than by will or the laws of descent and distribution.

OTHER STOCK-BASED AWARDS

     The 2008 Plan permits the board to grant other awards based on the company's stock or on dividends on the company's stock.

EFFECT OF CERTAIN CORPORATE EVENTS

     In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital structure of the company, appropriate adjustments will be made in the number and class of shares subject to the 2008 Plan and to any outstanding awards, in the
Section 162(m) per employee grant limit (see "Federal Income Tax Information - Potential Limitation on Company Deductions," below), and in the exercise price per share of any outstanding awards. Any fractional share resulting from an adjustment will be rounded down to the nearest whole number, and at no time will the exercise price of any option or stock appreciation right be decreased to an amount less than par value of the stock subject to the award.

     If a change in control occurs, the surviving, continuing, successor or purchasing corporation or parent corporation thereof may either assume the company's rights and obligations under the outstanding awards or substitute substantially equivalent awards for such corporation's stock. Awards that are not assumed, replaced or exercised prior to the change in control will terminate. The board may grant awards that will accelerate in connection with a change in control. The acceleration of an award in the event of an acquisition or similar corporate event may be viewed as an anti-takeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of the company.

DURATION, AMENDMENT AND TERMINATION

     The board may amend or terminate the 2008 Plan at any time. If not earlier terminated, the 2008 Plan will expire on the tenth anniversary of stockholder approval.

     The board may also amend the 2008 Plan at any time or from time to time. However, no amendment authorized by the board will be effective unless approved by the stockholders of the company if the amendment would: (i) increase the number of shares reserved under the 2008 Plan; (ii) change the class of persons eligible to receive incentive stock options; or (iii) modify the 2008 Plan in any other way if such modification requires stockholder approval under applicable law, regulation or rule.

SPECIFIC GRANTS

     Awards under the 2008 Plan are discretionary. Accordingly, it is not possible to determine the number of awards that may be granted under the 2008 Plan to specific individuals.

FEDERAL INCOME TAX INFORMATION

-- INCENTIVE STOCK OPTIONS

     An optionee recognizes no taxable income for regular income tax purposes as the result of the grant or exercise of an incentive stock option. Optionees who do not dispose of their shares for two years following the date the incentive stock option was granted or within one year following the exercise of the option will normally recognize a long-term capital gain or loss equal to the difference, if any, between the sale price and the purchase price of the shares. If an optionee satisfies both such holding periods upon a sale of the shares, the company will not be entitled to any deduction for federal income tax purposes. If an optionee disposes of shares either within two years after the date of grant or within one year from the date of exercise (referred to as a "disqualifying disposition"), the difference between the fair market value of the shares on the exercise date and the option exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. A capital gain or loss will be long-term if the optionee's holding period is more than 12 months. Any ordinary income recognized by the optionee upon the disqualifying disposition of the shares generally should be deductible by the company for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code or the regulations thereunder. The difference between the option exercise price and the fair market value of the shares on the exercise date of an incentive stock option is an adjustment in computing the optionee's alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to optionees subject to the alternative minimum tax.

-- NONSTATUTORY STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

     Nonstatutory stock options and stock appreciation rights have no special tax status. A holder of these awards generally does not recognize taxable income as the result of the grant of such award. Upon exercise of a nonstatutory stock option or stock appreciation right, the holder normally recognizes ordinary income in an amount equal to the difference between the exercise price and the fair market value of the shares on the exercise date. If the holder is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a nonstatutory stock option or stock appreciation right, any gain or loss, based on the difference between the sale price and the fair market value on the exercise date, will be taxed as capital gain or loss. A capital gain or loss will be long-term if the holding period of the shares is more than 12 months. The company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the optionee as a result of the exercise of a nonstatutory stock option or stock appreciation right, except to the extent such deduction is limited by applicable provisions of the Code or the regulations thereunder. No tax deduction is available to the company with respect to the grant of a nonstatutory stock option or stock appreciation right or the sale of the stock acquired pursuant to such grant.

-- RESTRICTED STOCK

     A participant acquiring restricted stock generally will recognize ordinary income equal to the fair market value of the shares on the "determination date." The "determination date" is the date on which the participant acquires the shares unless the shares are subject to a substantial risk of forfeiture and are not transferable, in which case the determination date is the earlier of (i) the date on which the shares become transferable or (ii) the date on which the shares are no longer subject to a substantial risk of forfeiture. If the determination date is after the date on which the participant acquires the shares, the participant may elect, pursuant to Section 83(b) of the Code, to have the date of acquisition be the determination date by filing an election with the Internal Revenue Service no later than 30 days after the date on which the shares are acquired. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will be taxed as capital gain or loss. The company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

-- RESTRICTED STOCK UNIT AWARDS

     A participant generally will recognize no income upon the receipt of a restricted stock unit award. Upon the settlement of such awards, participants normally will recognize ordinary income in the year of receipt in an amount equal to the cash received and the fair market value of any substantially vested shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. If the participant receives shares of restricted stock, the participant generally will be taxed in the same manner as described above (see discussion under "Restricted Stock"). Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value on the "determination date" (as defined above under "Restricted Stock"), will be taxed as capital gain or loss. The company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

-- DEFERRED COMPENSATION AWARDS

     Section 409A of the Code provides certain requirements on non-qualified deferred compensation arrangements. These include new requirements with respect to an individual's election to defer compensation and the individual's selection of the timing and form of distribution of the deferred compensation. Section 409A also generally provides that distributions must be made on or following the occurrence of certain events (e.g., the individual's separation from service, a predetermined date, or the individual's death). Section 409A imposes restrictions on an individual's ability to change his or her distribution timing or form after the compensation has been deferred. For certain individuals who are officers, Section 409A requires that such individual's distribution commence no earlier than six (6) months after such officer's separation from service.

     Deferred compensation awards granted under the plan will be subject to the requirements of Section 409A. If an award is subject to and fails to satisfy the requirements of Section 409A, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply with Section 409A's provisions, Section 409A imposes an additional 20% federal income tax on compensation recognized as ordinary income, as well as interest on such deferred compensation.

-- POTENTIAL LIMITATION ON COMPANY DEDUCTIONS

     Code Section 162(m) denies a deduction to the company for compensation paid to certain employees in a taxable year to the extent that compensation exceeds $1 million for a covered employee. It is possible that compensation attributable to stock awards, when combined with all other types of compensation received by a covered employee from the company, may cause this limitation to be exceeded in any particular year. Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. In accordance with applicable regulations issued under Section 162(m), compensation attributable to stock options and stock appreciation rights will qualify as performance-based compensation, provided that: (i) the option plan contains a per-employee limitation on the number of shares for which options or stock appreciation rights may be granted during a specified period,
(ii) the per-employee limitation is approved by the stockholders, (iii) the option is granted by a compensation committee comprised solely of "outside directors" (as defined in Section 162(m)) and (iv) the exercise price of the option or right is no less than the fair market value of the stock on the date of grant.

     For the aforementioned reasons, the 2008 Plan provides for an annual per employee limitation as required under Section 162(m) and the company's compensation committee is comprised solely of outside directors. Accordingly, options or stock appreciation rights granted by the compensation committee qualify as performance-based compensation, and the other awards subject to performance goals may qualify.

-- OTHER TAX CONSEQUENCES

     The foregoing discussion is intended to be a general summary only of the federal income tax aspects of awards granted under the 2008 Plan; tax consequences may vary depending on the particular circumstances at hand. In addition, administrative and judicial interpretations of the application of the federal income tax laws are subject to change. Furthermore, no information is given with respect to state or local taxes that may be applicable. Participants in the 2008 Plan who are residents of or are employed in a country other than the United States may be subject to taxation in accordance with the tax laws of that particular country in addition to or in lieu of United States federal income taxes.

VOTE REQUIRED AND BOARD OF DIRECTORS RECOMMENDATION

     Approval of the 2008 Plan requires the affirmative vote of a majority of the outstanding shares of common stock present in person or by proxy at the meeting and entitled to be voted on this matter.

     OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF 2008 EQUITY INCENTIVE PLAN.

                                   PROPOSAL 3

 APPROVAL OF CERTAIN STOCK GRANTS TO OUR CHIEF EXECUTIVE OFFICER AND OUR CHIEF
                               FINANCIAL OFFICER

     Pursuant to an annual review of compensation of our executive officers, our compensation committee and board of directors approved, in July 2007, the grant of 41,700 shares of common stock to John Terwilliger, our Chairman, President and Chief Executive Officer, and 13,900 shares of common stock to James Jacobs, our Chief Financial Officer. The grants were evidenced by individual Restricted Stock Agreements that were not part of a shareholder approved plan but were unanimously approved by the compensation committee and the board. Under the terms of those grants, no shares would be issued unless and until the grant is approved by the shareholders of the company, which approval must occur within one year of the compensation committee's approval of the same, and the shares are subject to forfeiture if the grant is in violation of any applicable listing requirements of Nasdaq or the recipient is not continuing in his employment with the company on the first anniversary of approval of the grant by the compensation committee.

     The above summary is qualified by the Restricted Stock Agreement, the form of which is attached hereto as Appendix B.

     Approval of the stock grants pursuant to the Restricted Stock Agreements requires the affirmative vote of a majority of the outstanding shares of common stock present in person or by proxy at the meeting and entitled to be voted on this matter.

     OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF STOCK GRANTS TO OUR CHIEF EXECUTIVE OFFICER AND OUR CHIEF FINANCIAL OFFICER.

                                   PROPOSAL 4

         RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Our board, on the recommendation of the audit committee, has selected the firm of Malone & Bailey, PC as our registered public accounting firm for fiscal 2008. Malone & Bailey, PC has served as our registered public accounting firm since April 2007. Although stockholder approval of the board's selection of Malone & Bailey, PC is not required by law, the board believes that it is advisable to give stockholders an opportunity to ratify this selection. If this proposal is not approved at the annual meeting, the board will reconsider its selection of Malone & Bailey, PC.

     Representatives of Malone & Bailey, PC are expected to be present at the annual meeting. They will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders.

     OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF MALONE & BAILEY, PC AS OUR REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2008.

     In considering your vote with respect to the ratification of our selection of Malone & Bailey, PC as our registered public accounting firm pursuant to Proposal 4, you should consider the discussion of "Relationship with Independent Registered Public Accounting Firm" and the other discussions contained in this Proxy Statement.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table includes information concerning compensation for the year ended December 31, 2007 for our CEO and our CFO, being our only executive officers and employees during the year:

                                                                           NON-EQUITY
                                                       STOCK    OPTION   INCENTIVE PLAN     ALL OTHER
                                    SALARY    BONUS   AWARDS    AWARDS    COMPENSATION    COMPENSATION    TOTAL
Name and Principal Position  YEAR    ($)       ($)    ($)(1)    ($)(2)         ($)             ($)         ($)
---------------------------  ----  --------  -------  -------  --------  ---------------  -------------  --------
John F. Terwilliger, CEO     2007   307,500   50,000       -         -                 -              -   357,500
                             2006   267,500        -       -         -                 -              -   267,500
Jay Jacobs, CFO              2007   137,500   30,000       -   192,108                 -              -   359,608
                             2006    57,291        -       -   219,555                 -              -   276,846

--------
(1) Excludes stock awards approved during 2007 by our compensation committee and board but subject to subsequent cancellation if not approved by our shareholders within one year.
(2) Refer to Note 5, "Stock Based Compensation," in the Notes to Financial Statements included in the Annual Report on Form 10-K filed on March 28, 2008 for the relevant assumptions used to determine the valuation of our option awards.

     Compensation  Review  and  Practices

     During 2007, pursuant to the terms of original employment of Jay Jacobs, our Chief Financial Officer, we retained Deloitte Consulting LLP to assist our compensation committee in evaluating the compensation of Mr. Jacobs, as well as our Chief Executive Officer, compared to a peer group with a view to adjusting the compensation of our executives consistent with industry practices. In setting compensation, our compensation committee reviewed base salary, bonuses and stock-based compensation of officers with comparable qualifications, experience and responsibilities at comparable companies based on a peer group selected by the committee with input from Deloitte. The peer group utilized in developing compensation comparables consisted of the following companies, each of which operates in the oil and gas sector:

    American Oil & Gas           Evolution Petroleum
    ATP Oil & Gas                Hyperdynamics
    Brigham Exploration          Panhandle Oil & Gas
    Carrizo Oil & Gas            Tri Valley Corp
    Endeavor International Corp  RAM Energy Resources
    FX Energy                    NGAS
    Harken Energy                Double Eagle Petroleum
    Teton Energy Corp            Cano Petroleum
    Toreador Resources Corp      ISRAMCO
    Warren Resources             Abraxas Petroleum
    Dune Energy                  Meridian Resource Corp

     We also considered the past and expected future contributions of our executive officers in achieving our goals including the multiple roles filled by our executives as a result of the small number of members of our management team. In setting total compensation for the 2007-2008 period, our compensation committee sought to establish compensation within the lowest quartile of the peer group with a small premium above those levels being provided to our Chief Executive Officer due to his multi-faceted role with our company, including being principally responsible for oil and gas prospect generation.

     Base Salary

     Consistent with the objectives discussed above, in July 2007 and following the review by Deloitte Consulting, we increased the base salary of John Terwilliger, our CEO, from $300,000 annually to $315,000 annually and we increased the base salary of Jay Jacobs, our CFO, from $125,000 annually to $150,000 annually.

     Bonus

     We do not presently maintain any formal bonus plan for our executive officers and employees. Discretion to pay bonuses lies with our compensation committee. It is our general philosophy that management be rewarded as a team for performance based on achievement of goals while also recognizing special contributions of individuals. Historically, we have not paid bonuses instead viewing equity ownership, including stock option awards, as being a principal means of rewarding performance. During 2007, following the compensation committee's review of peer group data and consistent with our objectives in fixing total compensation as described above, the compensation committee approved, and we paid, one-time bonuses of $50,000 to our Chief Executive Officer and $30,000 to our Chief Financial Officer.

     Stock Option and Equity Incentive Programs

     We intend that our stock option program is the primary vehicle for offering long-term incentives and rewarding our executive officers and key employees. We also regard our stock option program, as well as the direct grant of stock, as a key retention tool. This is a very important factor in our determination of the terms of options granted and stock awarded, including the number of underlying shares that are granted in connection with that award. Because of the direct relationship between the value of an option or similar stock award and the market price of our common stock, we believe that granting stock options or shares of stock is the best method of motivating the executive officers to manage our company in a manner that is consistent with the interests of our company and our stockholders.

     Stock Awards. Pursuant to our compensation committee's review of peer group data and consistent with our objectives in fixing total compensation as described above, during 2007, our compensation committee approved one-time stock awards, subject to individual agreements, of 41,700 shares of common stock to our Chief Executive Officer and 13,900 shares to our Chief Financial Officer. The share awards were fixed to approximate $225,000 of value to our Chief Executive Officer and $75,000 to our Chief Financial Officer based on the price of our stock at the time the awards were approved. Under the terms of the awards, none of the shares were issuable unless and until our shareholders approve the awards, which approval is sought under this proxy statement and which approval must occur within one year of approval of the same by our compensation committee. Accordingly, while the awards were approved during 2007, no shares were issued during 2007 and no compensation in that regard is reflected in our financial statements or in the summary compensation table above. If the awards are approved by our shareholders, the shares will be issued, subject to forfeiture if the recipient is not continuing in his employment on the first anniversary of approval of the award by our compensation committee, and compensation expense will be recorded.

     In order to provide for future stock awards by our compensation committee without the need for shareholder approval of each individual award, we have proposed in this proxy statement to adopt a new equity incentive plan that reserves a fixed number of shares for stock and similar awards.

     Option Awards Granted. We grant options to our executive officers and key employees at the time of hiring and, thereafter, at the time of the compensation committee's annual review of compensation based upon prior performance, the importance of retaining their services and the potential for their performance to help us attain our long-term goals. However, there is no set formula for the granting of options to individual executives or employees. During 2007, no stock options were granted to any of our executive officers.

     Timing of Grants. Stock option awards to our executive officers and other key employees have, historically, been limited to the commencement of employment. In the future, we expect that stock option awards to our executive officers and key employees will typically be granted annually in conjunction with the review of the individual performance of our executive officers. This review is expected to take place at the regularly scheduled annual meeting of the compensation committee, which is expected to held in the second quarter of each year. Stock option awards are granted to our non-employee directors on their initial appointment or election and, thereafter, on the date of our annual meeting of stockholders. Grants to newly hired employees are effective on the employee's first day of employment, and to facilitate this practice, the compensation committee may authorize the chair of the compensation committee to grant individual stock awards to non-executive employees between scheduled meetings of the compensation committee. The compensation committee has adopted as a policy a specific prohibition of timing stock option grants, and has made no stock option grants, to coordinate with the release of material non-public information in any manner designed to affect the value of executive compensation. The exercise price of all stock options is set at the prior day's closing price of our common stock on the Nasdaq Stock Market.

     Stock Ownership Guidelines. We do not presently maintain any guidelines or requirements with respect to minimum number, or value, of our shares to be owned by our executive officers or directors. In determining whether to grant stock option awards, and the number of shares covered by stock option awards, we will, however, consider the number of shares held by an executive officer to determine whether additional grants will serve to motivate performance.

     Perquisites

     Our executives are entitled to few benefits and, in each case, those benefits are available to all of our employees. In this regard it should be noted that we do not provide pension arrangements, post-retirement health coverage, or similar benefits for our executives or employees. The principal benefit we maintain for our executives is our health insurance plan that is the same for all employees.

OUTSTANDING EQUITY AWARD AT FISCAL YEAR-END

     The following table includes certain information with respect to the number of all unexercised options and unvested stock previously awarded to the named executive officers at December 31, 2007.

                                         OPTION AWARDS                                            STOCK AWARDS
              -------------------------------------------------------------------  -----------------------------------------
                                                                                                                    EQUITY
                                                                                                                  INCENTIVE
                                                                                                                     PLAN
                                                                                                        EQUITY     AWARDS:
                                                                                                      INCENTIVE     MARKET
                                                                                                         PLAN         OR
                                                                                                       AWARDS:      PAYOUT
                                                                                   NUMBER    MARKET     NUMBER      VALUE
                                                                                     OF      VALUE        OF          OF
                                                 EQUITY                            SHARES      OF      UNEARNED    UNEARNED
                                               INCENTIVE                             OR      SHARES    SHARES,     SHARES,
                  NUMBER          NUMBER          PLAN                              UNITS      OR       UNITS       UNITS
                    OF              OF          AWARDS:                              OF      UNITS        OR          OR
                SECURITIES      SECURITIES     NUMBER OF                            STOCK      OF       OTHER       OTHER
                UNDERLYING      UNDERLYING     SECURITIES                           THAT     STOCK      RIGHTS      RIGHTS
               UNEXERCISED     UNEXERCISED     UNDERLYING                           HAVE      THAT       THAT        THAT
                 OPTIONS         OPTIONS      UNEXERCISED    OPTION                  NOT      HAVE       HAVE        HAVE
               EXERCISABLE    UNEXERCISABLE     UNEARNED    EXERCISE     OPTION    VESTED     NOT        NOT         NOT
                   (#)             (#)          Options       PRICE    EXPIRATION    (#)     VESTED     Vested      VESTED
NAME               (1)             (1)            (#)          ($)        Date       (2)      ($)        (#)         ($)
------------  --------------  --------------  ------------  ---------  ----------  -------  --------  ----------  ----------
John
Terwilliger,
CEO                       -               -              -          -           -  41,700    127,185           -           -
Jay
Jacobs,
CFO                 133,333          66,667              -       2.98  07/05/2016  13,900     42,395           -           -

--------
(1) Options become exercisable in three equal installments beginning ninety days after the date of grant and on each of the first and second anniversaries of the date of grant
(2) Stock awards not vested at December 31, 2007 consist of awards approved by our compensation committee during 2007 but subject to cancellation if the awards are not approved by our shareholders within one year of approval of the same by our compensation committee.

POST-EMPLOYMENT COMPENSATION

     Pension Benefits

     We do not provide pension arrangements or post-retirement health coverage for our executives or employees.

     Nonqualified Deferred Compensation

     We do not provide any nonqualified defined contribution or other deferred compensation plans.

     Other Post-Employment Payments

     All of our employees, including our executive officers, are employees-at-will and as such do not have employment contracts with us and we have no agreements, written or oral, to provide any payments to our executives or employees upon termination or a change-in-control.

                             DIRECTOR COMPENSATION

DIRECTOR COMPENSATION TABLE

     The following table provides compensation information for the year ended December 31, 2007 for each member of our Board of Directors:

                   FEES EARNED                                    NON-EQUITY
                    OR PAID IN                                  INCENTIVE PLAN     ALL OTHER
                       CASH      STOCK AWARDS   OPTION AWARDS    COMPENSATION    COMPENSATION    TOTAL
Name (1)               ($)            ($)       ($)(2)(3)(4)          ($)             ($)         ($)
-----------------  ------------  -------------  --------------  ---------------  -------------  -------
John Boylan               7,000              -              -                 -              -    7,000
Edwin Broun III           6,000              -         47,700                 -              -   53,700
Stephen Hartzell          6,000              -         47,700                 -              -   53,700
O. Lee Tawes III          4,500              -         47,700                 -              -   52,200

--------
(1) Mr. John Terwilliger, a director and officer of our company, has been omitted from this table since he receives no compensation for serving on our board.
(2) Amounts calculated utilizing the provisions of Statement of Financial Accounting Standards ("SFAS") No. 123R, "Share-based Payments." Refer to
     Note 5, "Stock Based Compensation," in the Notes to Financial Statements included in the Annual Report on Form 10-K filed on March 28, 2008 for the relevant assumptions used to determine the valuation of our option awards.
(3) The grant date fair value of each stock option awarded to our non-employee directors, computed in accordance with SFAS 123R, is: $47,700 for each of Messrs. Broun, Hartzell and Tawes.
(4) The following are the aggregate number of option awards outstanding that have been granted to each of our non-employee directors as of December 31, 2007, the last day of the 2007 fiscal year: Mr. Boylan: 20,000; Mr. Broun:
     30,000; Mr. Hartzell: 30,000; and Mr. Tawes: 30,000.

STANDARD DIRECTOR COMPENSATION ARRANGEMENTS

     We compensate non-employee members of the board through a mixture of cash and equity-based compensation. Each non-employee director receives an annual retainer of $6,000, payable in quarterly installments of $1,500, for his services as a director. Each committee member receives an annual retainer of $2,000 per committee served on, payable in quarterly installments of $500 per committee. In addition, the chairman of the audit committee receives an annual retainer of $2,500 payable in quarterly installments of $625 and the chairmen of all other committees receive annual retainers of $1,500 payable in quarterly installments of $375. We also reimburse expenses incurred by non-employee directors to attend board and committee meetings.

     On the date of the initial appointment or election of each non-employee director, the non-employee director receives a stock option grant to purchase 20,000 shares of our common stock at a price equal to the fair market value of our common stock on the date of grant. On the date of each annual meeting of stockholders following initial appointment or election, each non-employee director that stands for reelection and is reelected receives an annual stock option grant to purchase 10,000 shares of our common stock at a price equal to the fair market value of our common stock on the date of grant.

     Directors who are also our employees do not receive cash or equity compensation for service on the board in addition to compensation payable for their service as employees of Houston American Energy.

OWNERSHIP GUIDELINES

     We do not presently maintain any guidelines regarding the minimum value of our stock that a non-employee director must own.

                              CORPORATE GOVERNANCE

THE BOARD AND BOARD MEETINGS

     The board consists of five directors. During the fiscal year ended December 31, 2007, the board held a total of 4 meetings. Each director attended at least 75% of the total number of meetings of the board and at least 75% of the meetings of all committees on which he served. Our corporate governance guidelines, which were adopted in March 2007, provide that directors are expected to attend the annual meeting of stockholders. All of our directors attended our 2007 annual meeting of stockholders.

BOARD INDEPENDENCE

     The board has determined that each of the directors, with the exception of Messrs. Terwilliger and Tawes, qualify as "independent" as defined by applicable Nasdq and SEC rules. In making this determination, the board has concluded that none of these members has a relationship that, in the opinion of the board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Stephen Hartzell has served as lead director since March 2007 and presides over meetings of the independent directors.

BOARD COMMITTEES

     The board currently has, and appoints members to, two standing committees: the audit committee and the compensation committee. Each member of these committees is independent as defined by applicable Nasdaq and SEC rules. Each of the committees has a written charter approved by the board. The current members of the committees are identified below:

Director                    AUDIT       COMPENSATION
----------------        -------------  -------------
John Boylan                  X (Chair)     X (Chair)
Edwin Broun III              X             X
Stephen Hartzell             X             X

AUDIT COMMITTEE

     The audit committee is composed of three independent directors, Messrs. Boylan, Broun and Hartzell, each of whom meets the independence and financial literacy requirements as defined by applicable Nasdaq and SEC rules. The audit committee assists the board in its general oversight of our financial reporting, internal controls, legal compliance, ethics programs and audit functions, and is directly responsible for the appointment, evaluation, retention and compensation of the registered public accounting firm. The board has determined that Mr. Boylan qualifies as an "audit committee financial expert" in accordance with the applicable rules and regulations of the SEC.

     The audit committee acts under the terms of a written charter initially adopted in May 2006. A copy of the audit committee charter is attached to the Proxy Statement filed with the SEC on April 19, 2007. The audit committee met 3 times during the fiscal year ended December 31, 2007. For more information regarding the audit committee, please refer to the "Report of Audit Committee" beginning on page 20.

COMPENSATION COMMITTEE

     The compensation committee, which is appointed by the board, is composed of three non-employee independent directors as defined by applicable Nasdaq rules. The committee is responsible for establishing and administering the policies that govern both annual compensation and equity ownership. It reviews and approves salaries, bonus and incentive compensation, perquisites, equity compensation, and all other forms of compensation for our executive officers, including the chief executive officer. The compensation committee is also responsible for reviewing and administering our incentive compensation plans, equity incentive programs and other benefit plans. It periodically reviews and makes recommendations to the board with respect to director compensation.

     The compensation committee acts under the terms of a written charter adopted in May 2006. A copy of the compensation committee charter is attached to the Proxy Statement filed with the SEC on April 19, 2007. The compensation committee held 2 meetings during the fiscal year ended December 31, 2007.

NOMINATION OF DIRECTORS

     The board of directors does not maintain a standing nominating committee. Instead, the board has adopted, by resolution, a process of nominating directors wherein nominees must be selected, or recommended for the board's selection, by a majority of the independent directors with independence determined in accordance with Nasdaq standards. Because of the relatively small size of the board and the current demands on the independent directors, the board determined that the nomination process would best be carried out, while maintaining the independence of the nominating process, by drawing upon the resources of all board members with the requirement that nominates be selected by a majority of the independent directors.

     In the event of a vacancy on the board, the process followed by the independent directors in nominating and evaluating director candidates includes requests to board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the board.

     In considering whether to recommend any particular candidate for inclusion in the board's slate of recommended director nominees, the independent directors apply criteria adopted by the board. These criteria include the candidate's integrity, business acumen, knowledge of our business and industry, experience, diligence, absence of conflicts of interest and the ability to act in the interests of all stockholders. No specific weights are assigned to particular criteria and no particular criterion is a prerequisite for each prospective nominee. We believe that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will best allow the board to fulfill its responsibilities. The board may utilize the services of a search firm to help identify candidates for director who meet the qualifications outlined above.

     Stockholders may recommend individuals to the independent directors for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials and a statement as to whether the stockholder or group of stockholders making the recommendation has beneficially owned more than 5% of our common stock for at least a year as of the date such recommendation is made, to Independent Directors, c/o Corporate Secretary, Houston American Energy Corporation, 801 Travis St., Suite 1425, Houston, Texas 77002. Assuming that appropriate biographical and background material has been provided on a timely basis, the stockholder-recommended candidates will be evaluated by following substantially the same process, and applying substantially the same criteria, as it follows for candidates recommended by our board or others. If the board determines to nominate a stockholder-recommended candidate and recommends his or her election, then his or her name will be included in the proxy card for the next annual meeting.

     Stockholders also have the right under our bylaws to directly nominate director candidates, without any action or recommendation on the part of the board, by following the procedures set forth under "Deadline for Submission of Stockholder Proposals for the 2009 Annual Meeting" on page 21. Candidates nominated by stockholders in accordance with the procedures set forth in the bylaws will not be included in our proxy card for the next annual meeting.

COMMUNICATING WITH THE INDEPENDENT DIRECTORS

     Our board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. Our lead director, Mr. Hartzell, is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the other directors as he considers appropriate.

     Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that the lead director, with the assistance of our counsel, considers to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications.

     Stockholders who wish to send communications on any topic to the board should address such communications to Houston American Energy Corporation, Board of Directors, c/o Corporate Secretary, Houston American Energy Corporation, 801 Travis St., Suite 1425, Houston, Texas 77002.

CODE OF CONDUCT AND ETHICS

     We have adopted a written code of conduct and ethics that applies to all our directors, officers and employees, including our chief executive officer and our chief financial and accounting officer. A current copy of the code can be found as an exhibit to our Current Report on Form 8-K, dated July 5, 2006 as filed with the SEC on July 6, 2006, located at www.sec.gov. In addition, we
                                               -----------
intend to post on our website or file under cover of Form 8-K all disclosures that are required by law or Nasdaq listing standards concerning any amendments to, or waivers from, any provision of the code.

                       SECTION 16(A) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act, or "Section 16(a)", requires that directors, executive officers and persons who own more than ten percent of any registered class of a company's equity securities, or "reporting persons," file with the SEC initial reports of beneficial ownership and report changes in beneficial ownership of common stock and other equity securities. Reporting persons holding our stock are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file.

     Based solely on our review of copies of these reports, and written representations from such reporting persons, we believe that all filings required to be made by reporting persons of our stock were timely filed for the year ended December 31, 2007 in accordance with Section 16(a).

        RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     On April 16, 2007, we dismissed Thomas Leger & Co., LLP ("TL&C") as our independent registered public accounting firm.

     For the years ended December 31, 2005 and 2006, TL&C's reports contained no adverse opinions or any disclaimers of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

     During the years ended December 31, 2005 and 2006, and through April 16, 2007, there were no disagreements (as described under Item 304(a)(1)(iv) of Regulation S-K) with TL&C on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to TL&C's satisfaction, would have caused TL&C to make reference thereto in their reports on our financial statements for such years.

     During the years ended December 31, 2005 and 2006, and through April 16, 2007, there were no "reportable events" (as such term is defined in Item 304(a)(1)(v) of Regulation S-K) except that TL&C advised us of material weaknesses in our internal control over financial reporting as of December 31, 2005 and December 31, 2006, respectively.

     On April 16, 2007, we appointed Malone & Bailey, PC as our independent registered public accounting firm. During the years ended December 31, 2005 and 2006, and through April 16, 2007, we did not consult with Malone & Bailey, PC regarding any of the matters or events set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

REPORT OF AUDIT COMMITTEE

     The audit committee is responsible for assessing the information provided by management and our registered public accounting firm in accordance with its business judgment. Management is responsible for the preparation, presentation and integrity of our financial statements and for the appropriateness of the accounting principles and reporting policies that are used. Management is also responsible for testing the system of internal controls, and reports to the audit committee on any deficiencies found. Our registered public accounting firm was responsible for auditing the financial statements and for reviewing the unaudited interim financial statements.

     The audit committee reviewed with our registered public accounting firm the overall scope and plan of the audit. In addition, it met with our registered public accounting firm, with and without management present, to discuss the results of Malone & Bailey, PC's examination, the evaluation of our system of internal controls, the overall quality of our financial reporting and such other matters as are required to be discussed under generally accepted auditing standards. The audit committee has also received from, and discussed with, our registered public accounting firm the matters required to be discussed by Statement on Auditing Standards 61 (Communication with Audit Committees).

     The audit committee discussed with Malone & Bailey, PC that firm's independence from management and our company, including the matters in the written disclosures and the letter required by the Independence Standards Board Standard No. 1. The audit committee has also considered the compatibility of audit related and tax services with the auditors' independence.

     In fulfilling its oversight responsibilities, the audit committee has reviewed and discussed the audited financial statements in the Annual Report on Form 10-K for the year ended December 31, 2007 with both management and our registered public accounting firm. The audit committee's review included a discussion of the quality and integrity of the accounting principles, the reasonableness of significant estimates and judgments, and the clarity of disclosures in the financial statements.

     In reliance on the reviews and discussions referred to above, the audit committee recommended to the board, and the board has approved, that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2007 for filing with the SEC.

     By the Audit Committee of the Board of Directors:

                                              John Boylan, Audit Committee Chair
                                         Edwin Broun III, Audit Committee Member
                                        Stephen Hartzell, Audit Committee Member

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES

The following table summarizes the fees of Malone & Bailey, PC and Thomas Leger & Co., LLP, our registered public accounting firm in 2007 and 2006, respectively, billed to us for each of the last two fiscal years:

      FEE CATEGORY           FY 2006   FY 2007
   -------------------       --------  --------
Audit Fees (1)               $ 84,031  $ 84,274
Audit-Related Fees                  -         -
Tax Fees                            -         -
All Other Fees (2)              9,485     8,299
Total Fees (3)               $ 93,516  $ 92,573

--------
(1) Audit fees consist of fees for the audit of our financial statements, the review of the interim financial statements included in our Quarterly Reports on Form 10-Q, and other professional services provided in connection with statutory and regulatory filings or engagements.
(2) Other fees during fiscal 2006 consisted of $2,485 relating to filing of a registration statement and $7,000 relating to restatement of financial statements and amendment of quarterly reports for the second and third quarters of 2005. Other fees during fiscal 2007 consisted of $8,299 related to filing a registration statement.
(3) All fees set forth in the table that were incurred on or after May 17, 2006 were approved by our audit committee. Prior to May 17, 2006, we did not maintain an audit committee.

PRE-APPROVAL POLICIES AND PROCEDURES

     The audit committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our registered public accounting firm. This policy generally provides that we will not engage our registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by the audit committee or the engagement is entered into pursuant to one of the pre-approval procedures described below.


     From time to time, the audit committee may pre-approve specific types of services that are expected to be provided by our registered public accounting firm during the next 12 months. Any such pre-approval is detailed as to the particular services to be provided and is also generally subject to a maximum dollar amount.

     The committee's practice is to consider for approval, at its regularly scheduled quarterly meetings, all audit and non-audit services proposed to be provided by our registered public accounting firm. In situations where a matter cannot wait until the next regularly scheduled committee meeting, the chairman of the committee has been delegated authority to consider and, if appropriate, approve audit and non-audit services or, if in the chairman's judgment it is considered appropriate, to call a special meeting of the committee for that purpose.

                    HOUSEHOLDING OF ANNUAL MEETING MATERIALS

     Some banks, brokers and other nominee record holders may be participating in the practice of "householding". This means that only one copy of our annual report and proxy statement will be sent to stockholders who share the same last name and address. Householding is designed to reduce duplicate mailings and save significant printing and postage costs.

     If you receive a household mailing this year and would like to receive additional copies of our annual report and/or proxy statement, please submit your request in writing to: Houston American Energy Corp., 801 Travis St., Suite 1425, Houston, Texas 77002, Attention: Secretary or by calling Houston American Energy at (712) 222-6966. Any stockholder who wants to receive separate copies of the proxy statement in the future, or who is currently receiving multiple copies and would like to receive only one copy for his or her household, should contact his or her bank, broker, or other nominee record holder.

                DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS
                          FOR THE 2009 ANNUAL MEETING

     Any stockholders who wish to submit a proposal, pursuant to Rule 14a-8 under the Exchange Act, for inclusion in the proxy materials for our 2009 annual meeting of stockholders must ensure that it is received by our corporate secretary at our corporate headquarters, which are located at 801 Travis St., Suite 1425, Houston, Texas 77002, no later than December 20, 2008.

     Our by-laws also establish an advance notice procedure for stockholders who wish to nominate candidates for election as directors or otherwise propose business for consideration at a stockholders meeting. We must receive a notice regarding stockholder nominations for director or other business at our corporate headquarters not less than 70 days nor more than 90 days prior to the first anniversary of the prior year's stockholder meeting, provided, however, that in the event we do not publicly announce the date of the applicable annual meeting by mail, press release or otherwise more than 70 days prior to the meeting, we must receive the notice no later than the tenth day following the day on which such announcement of the date of the meeting is made. Any such notice must contain certain specified information concerning the persons to be nominated or proposed business and the stockholder submitting the nomination or business, all as set forth in our by-laws. The presiding officer of the meeting may refuse to acknowledge any director nomination or business not made in compliance with such advance notice requirements. We have not publicly announced the date of the 2008 annual meeting prior to the mailing of this notice and proxy statement. Accordingly, an appropriate notice from a stockholder regarding nominations for director or other business to be acted on at the 2008 annual meeting must be received within ten days of this mailing.

Any stockholders wishing to submit proposals intended to be presented at our 2009 annual meeting of stockholders that are not submitted pursuant to Exchange Act Rule 14a-8 must ensure that they are received by us not later than March 12, 2009 and not earlier than February 20, 2009. The persons designated in the proxy card will be granted discretionary authority with respect to any stockholder proposal not timely submitted to us.

                                        By Order of the Board of Directors,


                                        JOHN TERWILLIGER
                                        Chairman

April 28, 2008


THE BOARD ENCOURAGES STOCKHOLDERS TO ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. A PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE ANNUAL MEETING AND YOUR COOPERATION WILL BE APPRECIATED. STOCKHOLDERS WHO ATTEND THE ANNUAL MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

                                                                      Appendix A
                                                                      ----------


                         HOUSTON AMERICAN ENERGY CORP.
                           2008 EQUITY INCENTIVE PLAN

1.   ESTABLISHMENT, PURPOSE AND TERM OF PLAN.

     1.1 ESTABLISHMENT. The Houston American Energy Corp. 2008 Equity Incentive Plan (the "PLAN") is hereby adopted March 24, 2008 subject to approval by the stockholders of the Company (the date of such approval, the "EFFECTIVE DATE").

     1.2 PURPOSE. The purpose of the Plan is to advance the interests of the Participating Company Group and its stockholders by providing an incentive to attract and retain the best qualified personnel to perform services for the Participating Company Group, by motivating such persons to contribute to the growth and profitability of the Participating Company Group, by aligning their interests with interests of the Company's stockholders, and by rewarding such persons for their services by tying a significant portion of their total compensation package to the success of the Company. The Plan seeks to achieve this purpose by providing for Awards in the form of Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Deferred Compensation Awards and other Stock-Based Awards as described below.

     1.3 TERM OF PLAN. The Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the shares of Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the agreements evidencing Awards granted under the Plan have lapsed. However, Awards shall not be granted later than ten (10) years from the Effective Date. The Company intends that the Plan comply with Section 409A of the Code (including any amendments to or replacements of such section), and the Plan shall be so construed.

2.   DEFINITIONS AND CONSTRUCTION.

     2.1 DEFINITIONS. Whenever used herein, the following terms shall have their respective meanings set forth below:

          (a) "AFFILIATE" means (i) an entity, other than a Parent Corporation, that directly, or indirectly through one or more intermediary entities, controls the Company or (ii) an entity, other than a Subsidiary Corporation, that is controlled by the Company directly, or indirectly through one or more intermediary entities. For this purpose, the term "control" (including the term "controlled by") means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of the relevant entity, whether through the ownership of voting securities, by contract or otherwise; or shall have such other meaning assigned such term for the purposes of registration on Form S-8 under the Securities Act.

          (b) "AWARD" means any Option, SAR, Restricted Stock Award, Restricted Stock Unit or Deferred Compensation Award or other Stock-Based Award granted under the Plan.

          (c) "AWARD AGREEMENT" means a written agreement between the Company and a Participant setting forth the terms, conditions and restrictions of the Award granted to the Participant.

          (d) "BOARD" means the Board of Directors of the Company.

          (e) "CHANGE IN CONTROL" means, unless such term or an equivalent term is otherwise defined with respect to an Award by the Participant's Award Agreement or written contract of employment or service, the occurrence of any of the following:

                 (i) an Ownership Change Event or a series of related Ownership Change Events (collectively, a "TRANSACTION") in which the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of the Company's voting stock immediately before the Transaction, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting securities of the Company or, in the case of an Ownership Change Event described in Section 2.1(y)(iii), the entity to which the assets of the Company were transferred (the "TRANSFEREE"), as the case may be; or

                 (ii) the liquidation or dissolution of the Company.

For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities. The Board shall have the right to determine whether multiple sales or exchanges of the voting securities of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

          (f) "CODE" means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

          (g) "COMMITTEE" means the Compensation Committee or other committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. If no committee of the Board has been appointed to administer the Plan, the Board shall exercise all of the powers of the Committee granted herein, and, in any event, the Board may in its discretion exercise any or all of such powers. The Committee shall have the exclusive authority to administer the Plan and shall have all of the powers granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.

          (h) "COMPANY" means Houston American Energy Corp., a Delaware corporation, or any Successor.

          (i) "CONSULTANT" means a person engaged to provide consulting or advisory services (other than as an Employee or a member of the Board) to a Participating Company.

          (j) "DEFERRED COMPENSATION AWARD" means an award of Stock Units granted to a Participant pursuant to Section 10 of the Plan.

          (k) "DIRECTOR" means a member of the Board or of the board of directors of any Participating Company.

          (l) "DISABILITY" means the permanent and total disability of the Participant, within the meaning of Section 22(e)(3) of the Code.

          (m) "DIVIDEND EQUIVALENT" means a credit, made at the discretion of the Committee or as otherwise provided by the Plan, to the account of a Participant in an amount equal to the cash dividends paid on one share of Stock for each share of Stock represented by an Award held by such Participant.

          (n) "EMPLOYEE" means any person treated as an employee (including an Officer or a member of the Board who is also treated as an employee) in the records of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a member of the Board nor payment of a director's fee shall be sufficient to constitute employment for purposes of the Plan. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual's employment or termination of employment, as the case may be. For purposes of an individual's rights, if any, under the Plan as of the time of the Company's determination, all such determinations by the Company shall be final, binding and conclusive, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination.

          (o) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

          (p) "FAIR MARKET VALUE" means, as of any date, the value of a share of Stock or other property as determined by the Committee, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

                 (i) Except as otherwise determined by the Committee, if, on such date, the Stock is listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock as quoted on such national or regional securities exchange or market system constituting the primary market for the Stock on the last trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Company deems reliable.

                 (ii) Notwithstanding the foregoing, the Committee may, in its discretion, determine the Fair Market Value on the basis of the closing, high, low or average sale price of a share of Stock or the actual sale price of a share of Stock received by a Participant, on such date, the preceding trading day, the next succeeding trading day or an average determined over a period of trading days. The Committee may vary its method of determination of the Fair Market Value as provided in this Section for different purposes under the Plan.

                 (iii) If, on such date, the Stock is not listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be as determined by the Committee in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse.

          (q) "INCENTIVE STOCK OPTION" means an Option intended to be (as set forth in the Award Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.

          (r) "INSIDER" means an Officer, a Director or any other person whose transactions in Stock are subject to Section 16 of the Exchange Act.

          (s) "NON-CONTROL AFFILIATE" means any entity in which any Participating Company has an ownership interest and which the Committee shall designate as a Non-Control Affiliate.

          (t) "NONEMPLOYEE DIRECTOR" means a Director who is not an Employee.

          (u) "NONSTATUTORY STOCK OPTION" means an Option not intended to be (as set forth in the Award Agreement) an incentive stock option within the meaning of Section 422(b) of the Code.

          (v) "OFFICER" means any person designated by the Board as an officer of the Company.

          (w) "OPTION" means the right to purchase Stock at a stated price for a specified period of time granted to a Participant pursuant to Section 6 of the Plan. An Option may be either an Incentive Stock Option or a Nonstatutory Stock Option.

          (x) "OPTION EXPIRATION DATE" means the date of expiration of the Option's term as set forth in the Award Agreement.

          (y) An "OWNERSHIP CHANGE EVENT" shall be deemed to have occurred if any of the following occurs with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company; (ii) a merger or consolidation in which the Company is a party; or (iii) the sale, exchange, or transfer of all or substantially all, as determined by the Board in its discretion, of the assets of the Company.

          (z) "PARENT CORPORATION" means any present or future "parent corporation" of the Company, as defined in Section 424(e) of the Code.

          (aa) "PARTICIPANT" means any eligible person who has been granted one or more Awards.

          (bb) "PARTICIPATING COMPANY" means the Company or any Parent Corporation, Subsidiary Corporation or Affiliate.

          (cc) "PARTICIPATING COMPANY GROUP" means, at any point in time, all entities collectively which are then Participating Companies.

          (dd) "RESTRICTED STOCK AWARD" means an Award of Restricted Stock.

          (ee) "RESTRICTED STOCK UNIT" or "STOCK UNIT" means a bookkeeping entry representing a right granted to a Participant pursuant to Section 9 or Section 10 of the Plan, respectively, to receive a share of Stock on a date determined in accordance with the provisions of Section 9 or Section 10, as applicable, and the Participant's Award Agreement.

          (ff) "RESTRICTION PERIOD" means the period established in accordance with Section 8.4 of the Plan during which shares subject to a Restricted Stock Award are subject to Vesting Conditions.

          (gg) "RULE 16B-3" means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.

          (hh) "SAR" or "STOCK APPRECIATION RIGHT" means a bookkeeping entry representing, for each share of Stock subject to such SAR, a right granted to a Participant pursuant to Section 7 of the Plan to receive payment in any combination of shares of Stock or cash of an amount equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the SAR over the exercise price.

          (ii) "SECTION 162(M)" means Section 162(m) of the Code.

          (jj) "SECURITIES ACT" means the Securities Act of 1933, as amended.

          (kk) "SERVICE" means a Participant's employment or service with the Participating Company Group, whether in the capacity of an Employee, a Director or a Consultant. Unless otherwise provided by the Committee, a Participant's Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders such Service or a change in the Participating Company for which the Participant renders such Service, provided that there is no interruption or termination of the Participant's Service. Furthermore, a Participant's Service shall not be deemed to have terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company. However, if any such leave taken by a Participant exceeds ninety (90) days, then on the ninety-first (91st) day following the commencement of such leave the Participant's Service shall be deemed to have terminated, unless the Participant's right to return to Service is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, a leave of absence shall not be treated as Service for purposes of determining vesting under the Participant's Award Agreement. A Participant's Service shall be deemed to have terminated either upon an actual termination of Service or upon the entity for which the Participant performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its discretion, shall determine whether the Participant's Service has terminated and the effective date of such termination.

          (ll) "STOCK" means the common stock of the Company, as adjusted from time to time in accordance with Section 4.2 of the Plan.

          (mm) "STOCK-BASED AWARDS" means any award that is valued in whole or in part by reference to, or is otherwise based on, the Stock, including dividends on the Stock, but not limited to those Awards described in Sections 6 through 10 of the Plan.

          (nn) "SUBSIDIARY CORPORATION" means any present or future "subsidiary corporation" of the Company, as defined in Section 424(f) of the Code.

          (oo) "SUCCESSOR" means a corporation into or with which the Company is merged or consolidated or which acquires all or substantially all of the assets of the Company and which is designated by the Board as a Successor for purposes of the Plan.

          (pp) "TEN PERCENT OWNER" means a Participant who, at the time an Option is granted to the Participant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company (other than an Affiliate) within the meaning of Section 422(b)(6) of the Code.

          (qq) "VESTING CONDITIONS" means those conditions established in accordance with Section 8.4 or Section 9.2 of the Plan prior to the satisfaction of which shares subject to a Restricted Stock Award or Restricted Stock Unit Award, respectively, remain subject to forfeiture or a repurchase option in favor of the Company upon the Participant's termination of Service.

     2.2 CONSTRUCTION. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term "or" is not intended to be exclusive, unless the context clearly requires otherwise.

3.   ADMINISTRATION.

     3.1 ADMINISTRATION BY THE COMMITTEE. The Plan shall be administered by the Committee. All questions of interpretation of the Plan or of any Award shall be determined by the Committee, and such determinations shall be final and binding upon all persons having an interest in the Plan or such Award.

     3.2 AUTHORITY OF OFFICERS. Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the Officer has apparent authority with respect to such matter, right, obligation, determination or election.

     3.3 ADMINISTRATION WITH RESPECT TO INSIDERS. With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.

     3.4 COMMITTEE COMPLYING WITH SECTION 162(M). While the Company is a "publicly held corporation" within the meaning of Section 162(m), the Board may establish a Committee of "outside directors" within the meaning of Section 162(m) to approve the grant of any Award which might reasonably be anticipated to result in the payment of employee remuneration that would otherwise exceed the limit on employee remuneration deductible for income tax purposes pursuant to Section 162(m).

     3.5 POWERS OF THE COMMITTEE. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Committee shall have the full and final power and authority, in its discretion:

            (a) to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of shares of Stock or units to be subject to each Award;

            (b) to determine the type of Award granted and to designate Options as Incentive Stock Options or Nonstatutory Stock Options;

            (c) to determine the Fair Market Value of shares of Stock or other property;

            (d) to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired pursuant thereto, including, without limitation, (i) the exercise or purchase price of shares purchased pursuant to any Award, (ii) the method of payment for shares purchased pursuant to any Award, (iii) the method for satisfaction of any tax withholding obligation arising in connection with Award, including by the withholding or delivery of shares of Stock, (iv) the timing, terms and conditions of the exercisability or vesting of any Award or any shares acquired pursuant thereto, (v) the time of the expiration of any Award, (vi) the effect of the Participant's termination of Service on any of the foregoing, and (viii) all other terms, conditions and restrictions applicable to any Award or shares acquired pursuant thereto not inconsistent with the terms of the Plan;

            (e) to determine whether an Award will be settled in shares of Stock, cash, or in any combination thereof;

            (f) to approve one or more forms of Award Agreement;

            (g) to amend, modify, extend, cancel or renew any Award or to waive any restrictions or conditions applicable to any Award or any shares acquired pursuant thereto;

            (h) to accelerate, continue, extend or defer the exercisability or vesting of any Award or any shares acquired pursuant thereto, including with respect to the period following a Participant's termination of Service;

            (i) without the consent of the affected Participant and notwithstanding the provisions of any Award Agreement to the contrary, to unilaterally substitute at any time a Stock Appreciation Right providing for settlement solely in shares of Stock in place of any outstanding Option, provided that such Stock Appreciation Right covers the same number of shares of Stock and provides for the same exercise price (subject in each case to adjustment in accordance with Section 4.2) as the replaced Option and otherwise provides substantially equivalent terms and conditions as the replaced Option, as determined by the Committee;

            (j) to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt sub-plans or supplements to, or alternative versions of, the Plan, including, without limitation, as the Committee deems necessary or desirable to comply with the laws or regulations of or to accommodate the tax policy, accounting principles or custom of, foreign jurisdictions whose citizens may be granted Awards;

            (k) to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement and to make all other determinations and take such other actions with respect to the Plan or any Award as the Committee may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law; and

            (l) to delegate to any proper Officer the authority to grant one or more Awards, without further approval of the Committee, to any person eligible pursuant to Section 5, other than a person who, at the time of such grant, is an Insider; provided, however, that (i) the exercise price per share of each such Option shall be equal to the Fair Market Value per share of the Stock on the effective date of grant, and (ii) each such Award shall be subject to the terms and conditions of the appropriate standard form of Award Agreement approved by the Committee and shall conform to the provisions of the Plan and such other guidelines as shall be established from time to time by the Committee.

     3.6 INDEMNIFICATION. In addition to such other rights of indemnification as they may have as members of the Board or the Committee or as officers or employees of the Participating Company Group, members of the Board or the Committee and any officers or employees of the Participating Company Group to whom authority to act for the Board, the Committee or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

     3.7 ARBITRATION. Any dispute or claim concerning any Awards granted (or not granted) pursuant to this Plan and any other disputes or claims relating to or arising out of the Plan shall be fully, finally and exclusively resolved by binding arbitration conducted pursuant to the Commercial Arbitration Rules of the American Arbitration Association. By accepting an Award, Participants and the Company waive their respective rights to have any such disputes or claims tried by a judge or jury.

     3.8 REPRICING PROHIBITED. Without the affirmative vote of holders of a majority of the shares of Stock cast in person or by proxy at a meeting of the stockholders of the Company at which a quorum representing a majority of all outstanding shares of Stock is present or represented by proxy, the Committee shall not approve a program providing for either (a) the cancellation of outstanding Options or SARs and the grant in substitution therefore of new Awards having a lower exercise price or (b) the amendment of outstanding Options or SARs to reduce the exercise price thereof. This paragraph shall not be construed to apply to the issuance or assumption of an Award in a transaction to which Code section 424(a) applies, within the meaning of Section 424 of the Code.

4.   SHARES SUBJECT TO PLAN.

     4.1 MAXIMUM NUMBER OF SHARES ISSUABLE. Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be two million two hundred thousand (2,200,000) and shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof; provided, however, that the maximum number of shares of Stock that are subject to Awards, other than Options or SARs, shall not exceed four hundred thousand (400,000). If an outstanding Award for any reason expires or is terminated or canceled without having been exercised or settled in full, or if shares of Stock acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company, the shares of Stock allocable to the terminated portion of such Award or such forfeited or repurchased shares of Stock shall again be available for issuance under the Plan. When a SAR settled in shares of Stock is exercised, the total number of shares subject to the SAR Agreement with respect to which the exercise occurs shall count against the limit, regardless of the number of shares actually issued in settlement of the SAR. Shares used to pay the exercise price of an option shall not again become available for future grant or issuance under the Plan. Shares used to satisfy tax withholding obligations shall not become available for future grant or issuance under the Plan. To the extent an Award is settled in cash rather than shares of Stock, such cash payment shall not reduce the number of shares available for issuance under the Plan.

     4.2 ADJUSTMENTS FOR CHANGES IN CAPITAL STRUCTURE. Subject to any required action by the stockholders of the Company, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting normal cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate adjustments shall be made in the number and kind of shares subject to the Plan and to any outstanding Awards, in the Award limits set forth in Section 5.4, and in the exercise or purchase price per share under any outstanding Award in order to prevent dilution or enlargement of Participants' rights under the Plan. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as "effected without receipt of consideration by the Company." If a majority of the shares which are of the same class as the shares that are subject to outstanding Awards are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the "NEW SHARES"), the Committee may unilaterally amend the outstanding Options to provide that such Options are exercisable for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise price per share of, the outstanding Awards shall be adjusted in a fair and equitable manner as determined by the Board, in its discretion. Any fractional share resulting from an adjustment pursuant to this Section 4.2 shall be rounded down to the nearest whole number. The Committee in its sole discretion, may also make such adjustments in the terms of any Award to reflect, or related to, such changes in the capital structure of the Company or distributions as it deems appropriate. The adjustments determined by the Committee pursuant to this Section 4.2 shall be final, binding and conclusive.

5.   ELIGIBILITY STOCKTICKERAND AWARD LIMITATIONS.

     5.1 PERSONS ELIGIBLE FOR AWARDS. Awards may be granted only to Employees, Consultants and Directors. For purposes of the foregoing sentence, "Employees," "Consultants" and "Directors" shall include prospective Employees, prospective Consultants and prospective Directors to whom Awards are offered to be granted in connection with written offers of an employment or other service relationship with the Participating Company Group; provided, however, that no Stock subject to any such Award shall vest, become exercisable or be issued prior to the date on which such person commences Service.

     5.2 PARTICIPATION. Awards other than Nonemployee Director Awards are granted solely at the discretion of the Committee. Eligible persons may be granted more than one Award. However, eligibility in accordance with this Section shall not entitle any person to be granted an Award, or, having been granted an Award, to be granted an additional Award.

     5.3     INCENTIVE STOCK OPTION LIMITATIONS.

            (a) PERSONS ELIGIBLE. An Incentive Stock Option may be granted only to a person who, on the effective date of grant, is an Employee of the Company, a Parent Corporation or a Subsidiary Corporation (each being an "STOCKTICKERISO-QUALIFYING CORPORATION"). Any person who is not an Employee of an stocktickerISO-Qualifying Corporation on the effective date of the grant of an Option to such person may be granted only a Nonstatutory Stock Option. An Incentive Stock Option granted to a prospective Employee upon the condition that such person become an Employee of an stocktickerISO-Qualifying Corporation shall be deemed granted effective on the date such person commences Service with an stocktickerISO-Qualifying Corporation, with an exercise price determined as of such date in accordance with Section 6.1.

            (b) FAIR MARKET VALUE LIMITATION. To the extent that options designated as Incentive Stock Options (granted under all stock option plans of the Participating Company Group, including the Plan) become exercisable by a Participant for the first time during any calendar year for stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portion of such options which exceeds such amount shall be treated as Nonstatutory Stock Options. For purposes of this Section, options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted. If the Code is amended to provide for a limitation different from that set forth in this Section, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section, the Participant may designate which portion of such Option the Participant is exercising. In the absence of such designation, the Participant shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Upon exercise, shares issued pursuant to each such portion shall be separately identified.

     5.4     AWARD LIMITS.

            (a) MAXIMUM NUMBER OF SHARES ISSUABLE PURSUANT TO INCENTIVE STOCK OPTIONS. Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to the exercise of Incentive Stock Options shall not exceed two million two hundred thousand (2,200,000) shares. The maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to all Awards other than Incentive Stock Options shall be the number of shares determined in accordance with
Section 4.1, subject to adjustment as provided in Section 4.2.

            (b) SECTION 162(M) AWARD LIMITS. The following limits shall apply to the grant of any Award if, at the time of grant, the Company is a "publicly held corporation" within the meaning of Section 162(m).

                 (i) OPTIONS AND SARS. Subject to adjustment as provided in
Section 4.2, no Employee shall be granted within any fiscal year of the Company one or more Options or Freestanding SARs which in the aggregate are for more than one million eight hundred thousand (1,800,000) shares of Stock reserved for issuance under the Plan.

                 (ii) RESTRICTED STOCK AND RESTRICTED STOCK UNIT AWARDS. Subject to adjustment as provided in Section 4.2, no Employee shall be granted within any fiscal year of the Company one or more Restricted Stock Awards or Restricted Stock Unit Awards for more than four hundred thousand (400,000) shares of Stock in the aggregate under the Plan.

6.     TERMS STOCKTICKERAND CONDITIONS OF OPTIONS.

     Options shall be evidenced by Award Agreements specifying the number of shares of Stock covered thereby, in such form as the Committee shall from time to time establish. No Option or purported Option shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Options may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

     6.1 EXERCISE PRICE. The exercise price for each Option shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option and (b) no Incentive Stock Option granted to a Ten Percent Owner shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying under the provisions of
Section 424(a) of the Code.

     6.2     EXERCISABILITY AND TERM OF OPTIONS.

            (a) OPTION VESTING AND EXERCISABILITY. Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such Option; provided, however, that (a) no Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option, (b) no Incentive Stock Option granted to a Ten Percent Owner shall be exercisable after the expiration of five
(5) years after the effective date of grant of such Option, and (c) no Option offered or granted to a prospective Employee, prospective Consultant or prospective Director may become exercisable prior to the date on which such person commences Service. Subject to the foregoing, unless otherwise specified by the Committee in the grant of an Option, any Option granted hereunder shall terminate ten (10) years after the effective date of grant of the Option, unless earlier terminated in accordance with its provisions, or the terms of the Plan.

            (b) PARTICIPANT RESPONSIBILITY FOR EXERCISE OF OPTION. Each Participant is responsible for taking any and all actions as may be required to exercise any Option in a timely manner, and for properly executing any documents as may be required for the exercise of an Option in accordance with such rules and procedures as may be established from time to time. By signing an Option Agreement each Participant acknowledges that information regarding the procedures and requirements for the exercise of any Option is available upon such Participant's request. The Company shall have no duty or obligation to notify any Participant of the expiration date of any Option.

     6.3     PAYMENT OF EXERCISE PRICE.

            (a) FORMS OF CONSIDERATION AUTHORIZED. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check or in cash equivalent, (ii) by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant having a Fair Market Value not less than the exercise price, (iii) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or
(iv) by any combination thereof. The Committee may at any time or from time to time grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

            (b) LIMITATIONS ON FORMS OF CONSIDERATION.

                 (i) TENDER OF STOCK. Notwithstanding the foregoing, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock to the extent such tender or attestation would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company's stock.

                 (ii) PAYMENT BY PROMISSORY NOTE. No promissory note shall be permitted if the exercise of an Option using a promissory note would be a violation of any law. Any permitted promissory note shall be on such terms as the Committee shall determine. The Committee shall have the authority to permit or require the Participant to secure any promissory note used to exercise an Option with the shares of Stock acquired upon the exercise of the Option or with other collateral acceptable to the Company. Unless otherwise provided by the Committee, if the Company at any time is subject to the regulations promulgated by the Board of Governors of the Federal Reserve System or any other governmental entity affecting the extension of credit in connection with the Company's securities, any promissory note shall comply with such applicable regulations, and the Participant shall pay the unpaid principal and accrued interest, if any, to the extent necessary to comply with such applicable regulations.

     6.4     EFFECT OF TERMINATION OF SERVICE.

            (a) OPTION EXERCISABILITY. Subject to earlier termination of the Option as otherwise provided herein and unless otherwise provided by the Committee, an Option shall be exercisable after a Participant's termination of Service only during the applicable time periods provided in the Award Agreement.

            (b) EXTENSION IF EXERCISE PREVENTED BY LAW. Notwithstanding the foregoing, unless the Committee provides otherwise in the Award Agreement, if the exercise of an Option within the applicable time periods is prevented by the provisions of Section 13 below, the Option shall remain exercisable until three
(3) months (or such longer period of time as determined by the Committee, in its discretion) after the date the Participant is notified by the Company that the Option is exercisable, but in any event no later than the Option Expiration Date.

            (c) EXTENSION IF PARTICIPANT SUBJECT TO SECTION 16(B). Notwithstanding the foregoing, if a sale within the applicable time periods of shares acquired upon the exercise of the Option would subject the Participant to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Participant would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Participant's termination of Service, or (iii) the Option Expiration Date.

     6.5 TRANSFERABILITY OF OPTIONS. During the lifetime of the Participant, an Option shall be exercisable only by the Participant or the Participant's guardian or legal representative. Prior to the issuance of shares of Stock upon the exercise of an Option, the Option shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant's beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Option, a Nonstatutory Stock Option shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 Registration Statement under the Securities Act.

7.   TERMS STOCKTICKERAND CONDITIONS OF STOCK APPRECIATION RIGHTS.

     Stock Appreciation Rights shall be evidenced by Award Agreements specifying the number of shares of Stock subject to the Award, in such form as the Committee shall from time to time establish. No SAR or purported SAR shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing SARs may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

     7.1 TYPES OF SARS AUTHORIZED. SARs may be granted in tandem with all or any portion of a related Option (a "TANDEM SAR") or may be granted independently of any Option (a "FREESTANDING SAR"). A Tandem SAR may be granted either concurrently with the grant of the related Option or at any time thereafter prior to the complete exercise, termination, expiration or cancellation of such related Option.

     7.2 EXERCISE PRICE. The exercise price for each SAR shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share subject to a Tandem SAR shall be the exercise price per share under the related Option and (b) the exercise price per share subject to a Freestanding SAR shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the SAR.

     7.3     EXERCISABILITY AND TERM OF SARS.

            (a) TANDEM SARS. Tandem SARs shall be exercisable only at the time and to the extent, and only to the extent, that the related Option is exercisable, subject to such provisions as the Committee may specify where the Tandem SAR is granted with respect to less than the full number of shares of Stock subject to the related Option.

            (b) FREESTANDING SARS. Freestanding SARs shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such SAR; provided, however, that no Freestanding SAR shall be exercisable after the expiration of ten (10) years after the effective date of grant of such SAR.

     7.4 DEEMED EXERCISE OF SARS. If, on the date on which an SAR would otherwise terminate or expire, the SAR by its terms remains exercisable immediately prior to such termination or expiration and, if so exercised, would result in a payment to the holder of such SAR, then any portion of such SAR which has not previously been exercised shall automatically be deemed to be exercised as of such date with respect to such portion.

     7.5 EFFECT OF TERMINATION OF SERVICE. Subject to earlier termination of the SAR as otherwise provided herein and unless otherwise provided by the Committee in the grant of an SAR and set forth in the Award Agreement, an SAR shall be exercisable after a Participant's termination of Service only as provided in the Award Agreement.

     7.6 NONTRANSFERABILITY OF SARS. During the lifetime of the Participant, an SAR shall be exercisable only by the Participant or the Participant's guardian or legal representative. Prior to the exercise of an SAR, the SAR shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant's beneficiary, except transfer by will or by the laws of descent and distribution.

8.   TERMS STOCKTICKERAND CONDITIONS OF RESTRICTED STOCK AWARDS.

     Restricted Stock Awards shall be evidenced by Award Agreements specifying the number of shares of Stock subject to the Award, in such form as the Committee shall from time to time establish. No Restricted Stock Award or purported Restricted Stock Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Restricted Stock Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

     8.1 TYPES OF RESTRICTED STOCK AWARDS AUTHORIZED. Restricted Stock Awards may or may not require the payment of cash compensation for the stock. Restricted Stock Awards may be granted upon such conditions as the Committee shall determine.

     8.2 PURCHASE PRICE. The purchase price, if any, for shares of Stock issuable under each Restricted Stock Award and the means of payment shall be established by the Committee in its discretion.

     8.3 PURCHASE PERIOD. A Restricted Stock Award requiring the payment of cash consideration shall be exercisable within a period established by the Committee; provided, however, that no Restricted Stock Award granted to a prospective Employee, prospective Consultant or prospective Director may become exercisable prior to the date on which such person commences Service.

     8.4 VESTING AND RESTRICTIONS ON TRANSFER. Shares issued pursuant to any Restricted Stock Award may or may not be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or criteria, including as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. During any Restriction Period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, such shares may not be sold, exchanged, transferred, pledged, assigned or otherwise disposed of other than as provided in the Award Agreement or as provided in Section 8.7. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder.

     8.5 VOTING RIGHTS; DIVIDENDS AND DISTRIBUTIONS. Except as provided in this Section, Section 8.4 and any Award Agreement, during the Restriction Period applicable to shares subject to a Restricted Stock Award, the Participant shall have all of the rights of a stockholder of the Company holding shares of Stock, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares. However, in the event of a dividend or distribution paid in shares of Stock or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.2, any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant is entitled by reason of the Participant's Restricted Stock Award shall be immediately subject to the same Vesting Conditions as the shares subject to the Restricted Stock Award with respect to which such dividends or distributions were paid or adjustments were made.

     8.6 EFFECT OF TERMINATION OF SERVICE. Unless otherwise provided by the Committee in the grant of a Restricted Stock Award and set forth in the Award Agreement, if a Participant's Service terminates for any reason, whether voluntary or involuntary (including the Participant's death or disability), then the Participant shall forfeit to the Company any shares acquired by the Participant pursuant to a Restricted Stock Award which remain subject to Vesting Conditions as of the date of the Participant's termination of Service in exchange for the payment of the purchase price, if any, paid by the Participant. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company.

     8.7 NONTRANSFERABILITY OF RESTRICTED STOCK AWARD RIGHTS. Prior to the issuance of shares of Stock pursuant to a Restricted Stock Award, rights to acquire such shares shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance or garnishment by creditors of the Participant or the Participant's beneficiary, except transfer by will or the laws of descent and distribution. All rights with respect to a Restricted Stock Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant's guardian or legal representative.

9.   TERMS STOCKTICKERAND CONDITIONS OF RESTRICTED STOCK UNIT AWARDS.

     Restricted Stock Unit Awards shall be evidenced by Award Agreements specifying the number of Restricted Stock Units subject to the Award, in such form as the Committee shall from time to time establish. No Restricted Stock Unit Award or purported Restricted Stock Unit Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Restricted Stock Units may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

     9.1 GIVENNAMEGRANT OF RESTRICTED STOCK UNIT AWARDS. Restricted Stock Unit Awards may be granted upon such conditions as the Committee shall determine.

     9.2 VESTING. Restricted Stock Units may or may not be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or criteria as shall be established by the Committee and set forth in the Award Agreement evidencing such Award.

     9.3 VOTING RIGHTS, DIVIDEND EQUIVALENT RIGHTS AND DISTRIBUTIONS. Participants shall have no voting rights with respect to shares of Stock represented by Restricted Stock Units until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Restricted Stock Unit Award that the Participant shall be entitled to receive Dividend Equivalents with respect to the payment of cash dividends on Stock having a record date prior to the date on which Restricted Stock Units held by such Participant are settled. Such Dividend Equivalents, if any, shall be paid by crediting the Participant with additional whole Restricted Stock Units as of the date of payment of such cash dividends on Stock. The number of additional Restricted Stock Units (rounded to the nearest whole number) to be so credited shall be determined by dividing (a) the amount of cash dividends paid on such date with respect to the number of shares of Stock represented by the Restricted Stock Units previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date. Such additional Restricted Stock Units shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time (or as soon thereafter as practicable) as the Restricted Stock Units originally subject to the Restricted Stock Unit Award. In the event of a dividend or distribution paid in shares of Stock or any other adjustment made upon a change in the capital structure of the Company as described in
Section 4.2, appropriate adjustments shall be made in the Participant's Restricted Stock Unit Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would entitled by reason of the shares of Stock issuable upon settlement of the Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Vesting Conditions as are applicable to the Award.

     9.4 EFFECT OF TERMINATION OF SERVICE. Unless otherwise provided by the Committee in the grant of a Restricted Stock Unit Award and set forth in the Award Agreement, if a Participant's Service terminates for any reason, whether voluntary or involuntary (including the Participant's death or disability), then the Participant shall forfeit to the Company any Restricted Stock Units pursuant to the Award which remain subject to Vesting Conditions as of the date of the Participant's termination of Service.

     9.5 SETTLEMENT OF RESTRICTED STOCK UNIT AWARDS. The Company shall issue to a Participant on the date on which Restricted Stock Units subject to the Participant's Restricted Stock Unit Award vest or on such other date determined by the Committee, in its discretion, and set forth in the Award Agreement one
(1) share of Stock (and/or any other new, substituted or additional securities or other property pursuant to an adjustment described in Section 9.3) for each Restricted Stock Unit then becoming vested or otherwise to be settled on such date, subject to the withholding of applicable taxes. Notwithstanding the foregoing, if permitted by the Committee and set forth in the Award Agreement, the Participant may elect in accordance with terms specified in the Award Agreement to defer receipt of all or any portion of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section.

     9.6 NONTRANSFERABILITY OF RESTRICTED STOCK UNIT AWARDS. Prior to the issuance of shares of Stock in settlement of a Restricted Stock Unit Award, the Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant's beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Restricted Stock Unit Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant's guardian or legal representative.

10.   DEFERRED COMPENSATION AWARDS.

     10.1     ESTABLISHMENT OF DEFERRED COMPENSATION AWARD PROGRAMS. This
Section 10 shall not be effective unless and until the Committee determines to establish a program pursuant to this Section. The Committee, in its discretion and upon such terms and conditions as it may determine, may establish one or more programs pursuant to the Plan under which:

             (a) Participants designated by the Committee who are Insiders or otherwise among a select group of highly compensated Employees may irrevocably elect, prior to a date specified by the Committee, to reduce such Participant's compensation otherwise payable in cash (subject to any minimum or maximum reductions imposed by the Committee) and to be granted automatically at such time or times as specified by the Committee one or more Awards of Stock Units with respect to such numbers of shares of Stock as determined in accordance with the rules of the program established by the Committee and having such other terms and conditions as established by the Committee; provided any such election is made in accordance with Code Section 409A.

             (b) Participants designated by the Committee who are Insiders or otherwise among a select group of highly compensated Employees may irrevocably elect, prior to a date specified by the Committee, to be granted automatically an Award of Stock Units with respect to such number of shares of Stock and upon such other terms and conditions as established by the Committee in lieu of:

                 (i) shares of Stock otherwise issuable to such Participant upon the exercise of an Option; or

                 (ii) cash or shares of Stock otherwise issuable to such Participant upon the exercise of an SAR.

     10.2 TERMS AND CONDITIONS OF DEFERRED COMPENSATION AWARDS. Deferred Compensation Awards granted pursuant to this Section 10 shall be evidenced by Award Agreements in such form as the Committee shall from time to time establish. No such Deferred Compensation Award or purported Deferred Compensation Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Deferred Compensation Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

              (a) VESTING CONDITIONS. Deferred Compensation Awards shall not be subject to any vesting conditions.

              (b) TERMS AND CONDITIONS OF STOCK UNITS.

                 (i) VOTING RIGHTS; DIVIDEND EQUIVALENT RIGHTS AND DISTRIBUTIONS. Participants shall have no voting rights with respect to shares of Stock represented by Stock Units until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, a Participant shall be entitled to receive Dividend Equivalents with respect to the payment of cash dividends on Stock having a record date prior to date on which Stock Units held by such Participant are settled. Such Dividend Equivalents shall be paid by crediting the Participant with additional whole and/or fractional Stock Units as of the date of payment of such cash dividends on Stock. The method of determining the number of additional Stock Units to be so credited shall be specified by the Committee and set forth in the Award Agreement. Such additional Stock Units shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time (or as soon thereafter as practicable) as the Stock Units originally subject to the Stock Unit Award. In the event of a dividend or distribution paid in shares of Stock or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.2, appropriate adjustments shall be made in the Participant's Stock Unit Award so that it represent the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of the Award.

                 (ii) SETTLEMENT OF STOCK UNIT AWARDS. A Participant electing to receive an Award of Stock Units pursuant to this Section 10 shall specify at the time of such election a settlement date with respect to such Award. The Company shall issue to the Participant as soon as practicable following the earlier of the settlement date elected by the Participant or the date of termination of the Participant's Service, a number of whole shares of Stock equal to the number of whole Stock Units subject to the Stock Unit Award. Such shares of Stock shall be fully vested, and the Participant shall not be required to pay any additional consideration (other than applicable tax withholding) to acquire such shares. Any fractional Stock Unit subject to the Stock Unit Award shall be settled by the Company by payment in cash of an amount equal to the Fair Market Value as of the payment date of such fractional share.

                 (iii) NONTRANSFERABILITY OF STOCK UNIT AWARDS. Prior to their settlement in accordance with the provision of the Plan, no Stock Unit Award shall be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant's beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Stock Unit Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant's guardian or legal representative.

11.  OTHER STOCK-BASED AWARDS.

     In addition to the Awards set forth in Sections 6 through 10 above, the Committee, in its sole discretion, may carry out the purpose of this Plan by awarding Stock-Based Awards as it determines to be in the best interests of the Company and subject to such other terms and conditions as it deems necessary and appropriate.

12.  EFFECT OF CHANGE IN CONTROL ON OPTIONS STOCKTICKERAND SARS.

     12.1 ACCELERATED VESTING. The Committee, in its sole discretion, may provide in any Award Agreement or, in the event of a Change in Control, may take such actions as it deems appropriate to provide for the acceleration of the exercisability and vesting in connection with such Change in Control of any or all outstanding Options and SARs and shares acquired upon the exercise of such Options and SARs upon such conditions and to such extent as the Committee shall determine.

     12.2 ASSUMPTION OR SUBSTITUTION. In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the "ACQUIRING CORPORATION"), may, without the consent of the Participant, either assume the Company's rights and obligations under outstanding Options and SARs or substitute for outstanding Options and SARs substantially equivalent options or stock appreciation rights for the Acquiring Corporation's stock. Any Options or SARs which are neither assumed or substituted for by the Acquiring Corporation in connection with the Change in Control nor exercised as of the date of the Change in Control shall terminate and cease to be outstanding effective as of the date of the Change in Control. Notwithstanding the foregoing, shares acquired upon exercise of an Option or SAR prior to the Change in Control and any consideration received pursuant to the Change in Control with respect to such shares shall continue to be subject to all applicable provisions of the Award Agreement evidencing such Award except as otherwise provided in such Award Agreement. Furthermore, notwithstanding the foregoing, if the corporation the stock of which is subject to the outstanding Options or SARs immediately prior to an Ownership Change Event described in Section 2.1(y)(i) constituting a Change in Control is the surviving or continuing corporation and immediately after such Ownership Change Event less than fifty percent (50%) of the total combined voting power of its voting stock is held by another corporation or by other corporations that are members of an affiliated group within the meaning of
Section 1504(a) of the Code without regard to the provisions of Section 1504(b) of the Code, the outstanding Options and SARs shall not terminate unless the Board otherwise provides in its discretion.

     12.3 EFFECT OF CHANGE IN CONTROL ON RESTRICTED STOCK AND OTHER TYPE OF AWARDS. The Committee may, in its discretion, provide in any Award Agreement evidencing a Restricted Stock or Other Type of Award that, in the event of a Change in Control, the lapsing of any applicable Vesting Condition or Restriction Period applicable to the shares subject to such Award held by a Participant whose Service has not terminated prior to the Change in Control shall be accelerated and/or waived effective immediately prior to the consummation of the Change in Control to such extent as specified in such Award Agreement; provided, however, that such acceleration or waiver shall not occur to the extent an Award is assumed or substituted with a substantially equivalent Award in connection with the Change in Control. Any acceleration, waiver or the lapsing of any restriction that was permissible solely by reason of this Section
12.3 and the provisions of such Award Agreement shall be conditioned upon the consummation of the Change in Control.

13.  COMPLIANCE WITH SECURITIES LAW.

     The grant of Awards and the issuance of shares of Stock pursuant to any Award shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities and the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Award may be exercised or shares issued pursuant to an Award unless (a) a registration statement under the Securities Act shall at the time of such exercise or issuance be in effect with respect to the shares issuable pursuant to the Award or (b) in the opinion of legal counsel to the Company, the shares issuable pursuant to the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company's legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to issuance of any Stock, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

14.  TAX WITHHOLDING.

     14.1 TAX WITHHOLDING IN GENERAL. The Company shall have the right to deduct from any and all payments made under the Plan, or to require the Participant, through payroll withholding, cash payment or otherwise, including by means of a net exercise of an Option, to make adequate provision for, the federal, state, local and foreign taxes, if any, required by law to be withheld by the Participating Company Group with respect to an Award or the shares acquired pursuant thereto. The Company shall have no obligation to deliver shares of Stock, to release shares of Stock from an escrow established pursuant to an Award Agreement, or to make any payment in cash under the Plan until the Participating Company Group's tax withholding obligations have been satisfied by the Participant.

     14.2 WITHHOLDING IN SHARES. The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable to a Participant upon the exercise or settlement of an Award, or to accept from the Participant the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the tax withholding obligations of the Participating Company Group. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates.

15.  AMENDMENT OR TERMINATION OF PLAN.

     The Board or the Committee may amend, suspend or terminate the Plan at any time. However, without the approval of the Company's stockholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.2),
(b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no other amendment of the Plan that would require approval of the Company's stockholders under any applicable law, regulation or rule. No amendment, suspension or termination of the Plan shall affect any then outstanding Award unless expressly provided by the Board or the Committee. In any event, no amendment, suspension or termination of the Plan may adversely affect any then outstanding Award without the consent of the Participant unless necessary to comply with any applicable law, regulation or rule.

16.  MISCELLANEOUS PROVISIONS.

     16.1 REPURCHASE RIGHTS. Shares issued under the Plan may be subject to one or more repurchase options, or other conditions and restrictions as determined by the Committee in its discretion at the time the Award is granted. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

     16.2 PROVISION OF INFORMATION. Each Participant shall be given access to information concerning the Company equivalent to that information generally made available to the Company's common stockholders.

     16.3 RIGHTS AS EMPLOYEE, CONSULTANT OR DIRECTOR. No person, even though eligible pursuant to Section 5, shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant. Nothing in the Plan or any Award granted under the Plan shall confer on any Participant a right to remain an Employee, Consultant or Director or interfere with or limit in any way any right of a Participating Company to terminate the Participant's Service at any time. To the extent that an Employee of a Participating Company other than the Company receives an Award under the Plan, that Award shall in no event be understood or interpreted to mean that the Company is the Employee's employer or that the Employee has an employment relationship with the Company.

     16.4 RIGHTS AS A STOCKHOLDER. A Participant shall have no rights as a stockholder with respect to any shares covered by an Award until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such shares are issued, except as provided in Section 4.2 or another provision of the Plan.

     16.5 FRACTIONAL SHARES. The Company shall not be required to issue fractional shares upon the exercise or settlement of any Award.

     16.6 SEVERABILITY. If any one or more of the provisions (or any part thereof) of this Plan shall be held invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Plan shall not in any way be affected or impaired thereby.

     16.7 BENEFICIARY DESIGNATION. Subject to local laws and procedures, each Participant may file with the Company a written designation of a beneficiary who is to receive any benefit under the Plan to which the Participant is entitled in the event of such Participant's death before he or she receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant's lifetime. If a married Participant designates a beneficiary other than the Participant's spouse, the effectiveness of such designation may be subject to the consent of the Participant's spouse. If a Participant dies without an effective designation of a beneficiary who is living at the time of the Participant's death, the Company will pay any remaining unpaid benefits to the Participant's legal representative.

     16.8 UNFUNDED OBLIGATION. Participants shall have the status of general unsecured creditors of the Company. Any amounts payable to Participants pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974. No Participating Company shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationship between the Committee or any Participating Company and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant's creditors in any assets of any Participating Company. The Participants shall have no claim against any Participating Company for any changes in the value of any assets which may be invested or reinvested by the Company with respect to the Plan. Each Participating Company shall be responsible for making benefit payments pursuant to the Plan on behalf of its Participants or for reimbursing the Company for the cost of such payments, as determined by the Company in its sole discretion. In the event the respective Participating Company fails to make such payment or reimbursement, a Participant's (or other individual's) sole recourse shall be against the respective Participating Company, and not against the Company. A Participant's acceptance of an Award pursuant to the Plan shall constitute agreement with this provision.

                                                                      Appendix B
                                                                      ----------

                           RESTRICTED STOCK AGREEMENT

                         HOUSTON AMERICAN ENERGY CORP.

     THIS RESTRICTED STOCK AGREEMENT is made this 2nd day of July 2007 by and between ______________ (the "Participant") and Houston American Energy Corp., a Delaware corporation (the "Company").

     WHEREAS, the Compensation Committee (the "Committee") of the Board of Directors of the Company, by unanimous written consent dated July 2, 2007, authorized and directed the Company to make an award of stock to the Participant to aid the Corporation in securing and retaining key employees of outstanding ability and to provide additional motivation to such employees to exert their best efforts on behalf of the Corporation and its subsidiaries.

     NOW THEREFORE, in consideration of the foregoing and the mutual undertakings herein contained, the parties agree as follows:

     1.     Grant of Stock. In accordance with the terms, conditions and
            --------------
restrictions contained in this Agreement, the Company hereby grants to the Participant ________ shares (the "Shares") of the Company's common stock, $0.001 par value (the "Common Stock"). As long as the Shares are subject to the Restrictions set forth in Section 4 of this Agreement, such shares shall be deemed to be, and are referred to in this Agreement as, the "Restricted Shares."

     Participant acknowledges and agrees (i) that the Shares will not be sold except pursuant to an effective registration statement under the Securities Act of 1933, as amended, or pursuant to an exemption from registration under such Act, and (ii) that such Participant has acquired the Shares for the Participant's own account and not with a view to the distribution thereof.

     The grant of Shares herein is effective on the date first set forth herein; provided, however, that (x) the grant, and this Agreement, shall be submitted to the Company's principal exchange pursuant to applicable listing of additional share notice requirements (the "Exchange Notice Requirement") and certificates evidencing the Shares shall only be issued following the passage of the period (the "Exchange Notification Period") required under the Exchange Notice Requirement and all Shares awarded hereby, and all rights of the Participant arising from this Agreement, shall be subject to (I) notification that the grant evidenced hereby is not contrary to the listing qualifications standards of the exchange, or the passage of the Exchange Notification Period without notification from the exchange that the grant is contrary to the listing qualifications standards of the exchange, and (II) cancellation in the event that the exchange notifies the Company that the grant evidenced hereby is contrary to the listing qualifications standards of the exchange, and (y) the grant, and this Agreement, shall be submitted to the shareholders of the Company for approval and all Shares awarded hereby, and all rights of the Participant arising from this Agreement, shall be subject to shareholder approval of the grant and shall be canceled if the grant is not approved by the shareholders within one year of the date of its approval by the Committee.

     2.     Certificates for Shares. Certificates evidencing Restricted Shares
            -----------------------
shall bear a legend reflecting the restrictions provided herein and shall be deposited with the Company to be held in escrow until such Shares are released to the Participant or forfeited in accordance with this Agreement. The Participant shall, simultaneously with the delivery of this Agreement, deliver to the Company a stock power, in blank, executed by the Participant.

     If any Restricted Shares are forfeited, the Company shall direct the transfer agent of the Common Stock to make the appropriate entries in its records showing the cancellation of the certificate or certificates for such Restricted Shares and to return the Shares represented thereby to the Company's treasury.

     3.     Adjustments in Restricted Shares. In the event of any change in the
            --------------------------------
outstanding Common Stock by reason of a stock dividend or distribution, recapitalization, merger, consolidation, split-up, combination, exchange of shares or the like, the Committee shall make equitable adjustments in the Restricted Shares. Any new, additional or different securities to which the Participant shall be entitled in respect of Restricted Shares by reason of such adjustment shall be deemed to be Restricted Shares and shall be subject to the same terms, conditions, and restrictions as the Restricted Shares so adjusted.

     4.     Restrictions. During applicable periods of restriction determined in
            ------------
accordance with Section 6 of this Agreement, Restricted Shares and all rights with respect to such Shares, may not be sold, assigned, transferred, exchanged, pledged, hypothecated or otherwise encumbered or disposed of and shall be subject to the risk of forfeiture contained in Section 5 of this Agreement (such limitations on transferability and risk of forfeiture being herein referred to as "Restrictions"), but the Participant shall have all other rights of a stockholder, including, but not limited to, the right to vote and receive dividends on Restricted Shares.

     5.     Forfeiture of Restricted Shares. In the event that the Participant
            -------------------------------
terminates employment with the Company and its subsidiaries for any reason other than his or her death, retirement or permanent disability, such event shall constitute an "Event of Forfeiture" and all Shares which at that time are Restricted Shares shall thereupon be forfeited by the Participant to the Company without payment of any consideration by the Company, and neither the Participant nor any successor, heir, assign or personal representative of the Participant shall have any right, title or interest in or to such Restricted Shares or the certificates evidencing them.

     6.     Lapse of Restrictions. (a) Except as provided in subsection (b)
            ---------------------
below, the Restrictions on the Restricted Shares granted under this Agreement shall lapse on July 2, 2008.

           (b) In the event that a Participant's employment with the Company and its subsidiaries terminates as a result of his or her death, retirement or permanent disability, the Restrictions shall lapse on the Restricted Shares (if not already lapsed pursuant to subsection (a) above) on the later of (i) the date of such event, or (ii) the first anniversary of the date of this Agreement.

     Upon lapse of the Restrictions in accordance with this Section, the Company shall, as soon as practicable thereafter, deliver to the Participant an unrestricted certificate for the Shares with respect to which such Restrictions have lapsed.

     7.     Withholding Requirements. Whenever payments hereunder are to be made
            ------------------------
in cash, or Restrictions lapse with respect to Restricted Shares, the Company shall have the right to withhold from sums due to the Participant (or to require the Participant to remit to the Company) an amount sufficient to satisfy any Federal, state or local withholding tax requirements prior to making such payments or delivering any certificate evidencing such Shares.

     8.     Change in Control. Notwithstanding any other provision of this
            -----------------
Agreement, upon the occurrence of a Change in Control, as defined below, the stock certificates evidencing any Restricted Shares shall be cancelled and the Company shall make a cash payment to Participant in an amount equal to the highest price per share received by holders of the Company's Common Stock in connection with the Change in Control multiplied by the then number of Restricted Shares, with any non-cash consideration valued in good faith by the Committee.

     For purposes hereof, a "Change in Control" of the Company shall be deemed to have occurred if:

           (a) any person, as such term is used in Sections 13(d)(3) and 14(d)(2) of the Securities Exchange Act of 1934, as amended, becomes a beneficial owner (within the meaning of Rule 13d-3 under such Act) of 50% or more of the Company's outstanding Common Stock;

           (b) there occurs within any period of two consecutive years any change in the directors of the Company such that the members of the Company's Board of Directors prior to such change do not constitute a majority of the directors after giving effect to all changes during such two-year period unless the election, or the nomination for election by the Company's stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period; or

           (c) the Company is merged, consolidated or reorganized into or with, or sells all or substantially all of its assets to, another corporation or other entity, and immediately after such transaction less than 80% of the voting power of the then-outstanding securities of such corporation or other entity immediately after such transaction is held in the aggregate by holders of the Company's Common Stock immediately before such transaction.

     In addition, if the Company enters into an agreement or series of agreements or the Board of Directors of the Company adopts a resolution which results in the occurrence of any of the foregoing events, and Participant's employment is terminated after the entering into of such agreement or series of agreements or the adoption of such resolution, then, upon the occurrence of any of the events described above, a Change in Control shall be deemed to have retroactively occurred on the date of entering into of the earliest of such agreements or the adoption of such resolution and Participant shall be entitled to the payment as of such date with respect to any forfeited Restricted Shares.

     9.     Effect of Employment. Nothing contained in this Agreement shall
            --------------------
confer upon the Participant the right to continue in the employment of the Company or affect any right which the Company may have to terminate the employment of the Participant.

     10.     Amendment. This Agreement may not be amended except with the
             ---------
consent of the Committee and by a written instrument duly executed by the Participant and the Company.

     11.     Binding Effect. This Agreement shall be binding upon and shall
             --------------
inure to the benefit of the parties hereto and their heirs, personal representatives, successors and assigns. Participant accepts the award of Shares hereunder subject to all of the terms and conditions thereof and of this Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions and interpretations of the Committee upon any questions arising under this Agreement.

     IN WITNESS WHEREOF, the Company and the Participant have each executed and delivered this Agreement as of the date first above written.

ATTEST:                                 HOUSTON AMERICAN ENERGY CORP.


__________________________              By:__________________________
Secretary                               Title:


                                        PARTICIPANT:

                                        _____________________________
                                        Printed Name:

                         HOUSTON AMERICAN ENERGY CORP.
                           801 Travis St., Suite 1425
                              Houston, Texas 77002

                    Proxy for Annual Meeting of Shareholders
                           to be held on June 2, 2008

          This Proxy is solicited on behalf of the Board of Directors

     The undersigned hereby appoints John F. Terwilliger and James J. Jacobs, and each of them, as Proxies, with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at an Annual Meeting of Shareholders (the "Meeting") of Houston American Energy Corp., a Delaware corporation (the "Company"), on June 2, 2008, at 10:00 a.m., or at any adjournment or adjournments thereof, in the manner designated below, all of the shares of the Company's common stock that the undersigned would be entitled to vote if personally present.

(1)    Election of directors:
       [ ]  FOR ALL NOMINEES LISTED BELOW       [ ]  WITHHOLD AUTHORITY TO
            (except as marked to the                 VOTE FOR ALL NOMINEES
            contrary below)                          LISTED BELOW

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEES, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.

  John F. Terwilliger               O. Lee Tawes III
  (Class C Director Nominee)        (Class C Director Nominee)

(2) Proposal to approve adoption of the Houston American Energy Corp. 2008 Equity Incentive Plan

        [ ]  FOR       [ ]  AGAINST       [ ]  ABSTAIN

(3)     Proposal to approve restricted stock grants to certain officers

        [ ]  FOR       [ ]  AGAINST       [ ]  ABSTAIN

(4) Proposal to ratify the appointment of Malone & Bailey, PC as the Company's independent registered public accounting firm

        [ ]  FOR       [ ]  AGAINST       [ ]  ABSTAIN

(5) In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting.

        [ ]  GRANT AUTHORITY              [ ]  WITHHOLD AUTHORITY

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR MANAGEMENT'S NOMINEES FOR DIRECTOR LISTED IN THIS PROXY, FOR PROPOSALS 2, 3 AND 4 AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ANY OTHER MATTERS PROPERLY BROUGHT BEFORE THE SHAREHOLDERS AT THE MEETING.

Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee, guardian, or corporate officer, please indicate the capacity in which signing.

                                   DATED:__________________________ , 2008

                                   Signature:___________________________________

                                   Signature if held jointly:___________________

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED
ENVELOPE